UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-05878

__Franklin Value Investors Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)           (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: _650 312-2000

Date of fiscal year end: 10/31

Date of reporting period: _10/31/15

Item 1. Reports to Stockholders.

Annual Report
and Shareholder Letter
October 31, 2015

Franklin Value Investors Trust

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund
Franklin MidCap Value Fund
Franklin Small Cap Value Fund

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Contents
Annual Report
Economic and Market Overview	3
Franklin All Cap Value Fund	4
Franklin Balance Sheet Investment Fund	14
Franklin Large Cap Value Fund	24
Franklin MicroCap Value Fund	34
Franklin MidCap Value Fund	42
Franklin Small Cap Value Fund	52
Financial Highlights and Statements of Investments	62
Financial Statements	109
Notes to Financial Statements	118
Report of Independent Registered
Public Accounting Firm	135
Tax Information	136
Board Members and Officers	137
Meeting of Shareholders	142
Shareholder Information	145

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financial planning tools.

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Annual Report

Economic and Market Overview

The U.S. economy grew moderately during the 12 months under review. After recording a small gain in 2015’s first quarter, the economy strengthened in the second quarter but moderated in the third quarter despite healthy consumer spending. Businesses cut back on inventories, exports slowed, and state and local governments reduced their spending. In contrast, non-manufacturing activities strengthened. The unemployment rate declined to 5.0% at period-end, the lowest level in more than seven years.1 Housing market data were generally encouraging as existing home sales and prices rose amid low mortgage rates. Retail sales grew modestly, driven by automobile and auto component sales. Inflation remained subdued, but after two consecutive declines, monthly inflation, as measured by the Consumer Price Index, rose in October as prices for energy and other goods increased.

During the period, the Federal Reserve (Fed) kept its target interest rate at 0%–0.25% while considering when an increase might be appropriate. Although global financial markets anticipated an increase, in September and October the Fed kept interest rates unchanged and said it expected moderate economic expansion, but it would continue to monitor developments domestically and abroad.

Although U.S. stock markets experienced sell-offs at times during the period, investor confidence generally grew as corporate profits remained healthy, the Fed kept its target interest rate low, the eurozone economy improved, China implemented more stimulus measures and Greece reached an agreement with its creditors. Toward period-end, U.S. stocks rallied amid easing concerns about China and increased optimism that certain central banks might introduce additional stimulus measures. Despite periods of volatility, the broad U.S. stock market, as measured by the Standard & Poor’s® 500 Index, had a moderate gain. However, large capitalization value stocks, as measured by the Russell 1000® Value Index, were relatively flat, while small capitalization value stocks, as measured by the Russell 2000® Value Index, registered a loss.

1. Source: Bureau of Labor Statistics.

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Franklin All Cap Value Fund

This annual report for Franklin All Cap Value Fund covers the fiscal year ended October 31, 2015. Effective December 10, 2015, the Fund will close to all new investments (with limited exceptions), in preparation for a proposed Fund reorganization subject to shareholder approval.

Your Fund’s Goal and Main Investments

The Fund seeks long-term total return by primarily investing in stocks of companies of any size that we believe are undervalued at the time of purchase and have the potential for capital appreciation.

Performance Overview

For the 12 months under review, the Fund’s Class A shares had a -5.45% cumulative total return. In comparison, the Russell 3000® Value Index, which measures performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values, generated a +0.24% total return.1 Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

Our goal is to invest in stocks of companies of any size that we determine are currently undervalued and have the potential for capital appreciation. The Fund purchases securities that are out of favor in the market for reasons we believe will prove to be temporary in nature, or that appear to be inexpensive measured by factors such as price relative to earnings, book value or cash flow. In addition, the Fund may invest in companies with valuable intangibles we believe are not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

1. Source: Morningstar.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 66.

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FRANKLIN ALL CAP VALUE FUND

Manager’s Discussion

During the 12 months under review, holdings that helped absolute Fund performance included Gibraltar Industries, Universal Forest Products and The Pep Boys – Manny, Moe & Jack. Gibraltar Industries, a construction infrastructure products manufacturer, benefited from increased investor confidence in management’s long-term plans to improve profitability and a positive response to a recently announced strategic acquisition. We sold shares of Gibraltar as it reached our target price, but we still had a meaningful position believing the company had an attractive long-term outlook. Universal Forest Products, a wood-based constructions materials provider, reported better-than-expected earnings due to strong overall demand and penetration into new markets. The Pep Boys, an automobile sales and services provider, received a cash takeover offer from Bridgestone at nearly a 24% premium to the prior day’s closing price.

Detractors from absolute Fund performance included PHI, Axiall and Unit Corp. PHI provides helicopter transportation to the offshore energy industry and air medical services. Lower energy prices led PHI’s customers to cancel or delay capital projects, which reduced flight hours and revenue for PHI. Axiall, a chemical and building products manufacturer, was negatively affected by weaker-than-expected end-market pricing due to industry-wide chlor-alkali capacity expansions and still relatively weak demand. The company replaced its chief executive officer and is implementing cost-cutting measures to offset weakness while simultaneously exploring alternatives for its building products business. Given the recent changes, we believe Axiall has the potential for share price appreciation as global growth worries abate and energy prices stabilize over time. Shares of Unit Corp., an onshore provider of drilling rigs, experienced a negative impact from a sharp drop in oil prices that began in mid-2014. The company’s subsequent reduction in its rig count was also expected to hinder earnings.

Top 10 Holdings
10/31/15
Company	% of Total
Sector/Industry	Net Assets
AAR Corp.	4.4%
Aerospace & Defense
The Kraft Heinz Co.	3.8%
Food, Beverage & Tobacco
Universal Forest Products Inc.	3.0%
Building Products
Axiall Corp.	2.9%
Materials
Maple Leaf Foods Inc. (Canada)	2.9%
Food, Beverage & Tobacco
Orbcomm Inc.	2.8%
Telecommunication Services
The Pep Boys – Manny, Moe & Jack	2.8%
Retailing
Gibraltar Industries Inc.	2.8%
Building Products
Sanofi, ADR (France)	2.7%
Pharmaceuticals, Biotechnology & Life Sciences
Insteel Industries Inc.	2.5%
Building Products

During the reporting period, some of our large new purchases were Orbcomm, a wireless communications provider; Sanofi, a pharmaceutical producer; Prudential Financial, an insurance provider and investment manager; The Kraft Heinz Co. a food and beverage producer; Mattel, a toy manufacturer; The Men’s Wearhouse, a men’s clothing retailer; and LTC Properties, a health care facility real estate investment trust. We also added to several existing positions including AAR, an aviation and government defense services and products provider; Everbank Financial, a commercial bank; and the aforementioned Axiall, among others. Conversely, we liquidated positions in Royal Caribbean Cruises, L.B. Foster and QUALCOMM, among others. We also reduced several positions including Corning, Omega Protein, Target and Gibraltar Industries.

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FRANKLIN ALL CAP VALUE FUND

As fellow shareholders, we found recent Fund performance disappointing. Although the market has not favored our value investing style in recent years, we have maintained our disciplined process and continue to believe it can reward investors over the long term. Thank you for your continued participation in Franklin All Cap Value Fund. We look forward to continuing to serve your investment needs.

Donald G. Taylor, CPA
Bruce C. Baughman, CPA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN ALL CAP VALUE FUND

Performance Summary as of October 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/15	10/31/14		Change
A (FRAVX)	$11.87	$13.01	-$	1.14
C (N/A)	$11.55	$12.74	-$	1.19
R (N/A)	$11.86	$13.00	-$	1.14
Advisor (N/A)	$11.94	$13.09	-$	1.15

Distributions[1] (11/1/14–10/31/15)
	Dividend	Long-Term
Share Class	Income	Capital Gain		Total
A	$0.0094	$0.4254		$0.4348
C	—	$0.4254		$0.4254
R	$0.0008	$0.4254		$0.4262
Advisor	$0.0499	$0.4254		$0.4753

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FRANKLIN ALL CAP VALUE FUND
PERFORMANCE SUMMARY

Performance as of 10/31/152

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/Advisor Class: no sales charges.

					Total Annual Operating Expenses[7]
	Cumulative	Average Annual	Value of	Average Annual
Share Class	Total Return[3]	Total Return[4] $10,000 Investment[5]		Total Return (9/30/15)[6]	(with waiver)	(without waiver)
A					1.25%	1.42%
1-Year	-5.45%	-10.86%	$8,914	-13.56%
5-Year	+49.13%	+7.05%	$14,060	+6.39%
Since Inception (6/1/07) +28.12%		+2.27%	$12,075	+1.53%
C					1.95%	2.12%
1-Year	-6.05%	-6.96%	$9,304	-9.83%
5-Year	+43.97%	+7.56%	$14,397	+6.89%
Since Inception (6/1/07) +20.91%		+2.28%	$12,091	+1.55%
R					1.45%	1.62%
1-Year	-5.61%	-5.61%	$9,439	-8.44%
5-Year	+47.66%	+8.11%	$14,766	+7.45%
Since Inception (6/1/07) +26.10%		+2.79%	$12,610	+2.07%
Advisor					0.95%	1.12%
1-Year	-5.18%	-5.18%	$9,482	-8.01%
5-Year	+51.32%	+8.64%	$15,132	+7.99%
Since Inception (6/1/07) +31.48%		+3.30%	$13,148	+2.58%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN ALL CAP VALUE FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (6/1/07–10/31/15)

$15,000
$10,000
$5,000
$0
6/07
10/09
10/11
10/13
10/15
$13,878
$12,075
$11,437
Franklin All Cap Value Fund
Russell 3000 Value Index[8]
Consumer Price Index[8]

Average Annual Total Return

Class A	10/31/15
1-Year	-10.86%
5-Year	+7.05%
Since Inception (6/1/07)	+2.27%

Class C (6/1/07–10/31/15)

$15,000
$10,000
$5,000
$0
6/07
10/09
10/11
10/13
10/15
$13,878
$12,091
$11,437
Franklin All Cap Value Fund
Russell 3000 Value Index[8]
Consumer Price Index[8]

Average Annual Total Return

Class C	10/31/15
1-Year	-6.96%
5-Year	+7.56%
Since Inception (6/1/07)	+2.28%

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FRANKLIN ALL CAP VALUE FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

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FRANKLIN ALL CAP VALUE FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. The Fund may invest up to 25% of its total assets in foreign securities, which may involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has an expense reduction contractually guaranteed through at least 2/29/16 and a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable;
without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The Russell 3000 Value Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN ALL CAP VALUE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN ALL CAP VALUE FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/15	Value 10/31/15	Period* 5/1/15–10/31/15
A
Actual	$1,000	$921.60	$5.91
Hypothetical (5% return before expenses)	$1,000	$1,019.06	$6.21
C
Actual	$1,000	$918.10	$9.38
Hypothetical (5% return before expenses)	$1,000	$1,015.43	$9.86
R
Actual	$1,000	$920.00	$7.02
Hypothetical (5% return before expenses)	$1,000	$1,017.90	$7.37
Advisor
Actual	$1,000	$922.70	$4.60
Hypothetical (5% return before expenses)	$1,000	$1,020.42	$4.84

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.22%;
C: 1.94%; R: 1.45%; and Advisor: 0.95%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Balance Sheet Investment Fund

This annual report for Franklin Balance Sheet Investment Fund covers the fiscal year ended October 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks high total return, of which capital appreciation and income are components, by investing most of its assets in equity securities of companies of any size that we believe are undervalued in the marketplace at the time of purchase but have the potential for capital appreciation.

Performance Overview

For the 12 months under review, the Fund’s Class A shares had a -7.73% cumulative total return. In comparison, the Russell 3000® Value Index, which measures performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values, generated a +0.24% total return.1 Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 17.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

Our strategy uses low price-to-book value as its primary reference valuation measure. Book value per share is a company’s net worth or shareholders’ equity on an accounting or “book” basis, divided by shares outstanding. The equity securities bought by the Fund will typically be purchased at a low price relative to book value. This strategy is not aimed at short-term trading gains, and we do not adhere to the composition of the benchmark. Rather, we try to identify individual companies that meet our investment criteria, with a 3-5 year investment horizon.

1. Source: Morningstar.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 74.

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FRANKLIN BALANCE SHEET INVESTMENT FUND

Manager’s Discussion

During the 12 months under review, holdings that helped absolute Fund performance included StanCorp Financial Group, HCC Insurance Holdings and Fresh Del Monte Produce. StanCorp Financial Group, an insurance provider and asset manager, received a cash takeover offer from Meiji Yasuda Life Insurance at nearly a 50% premium to the prior day’s closing price. HCC Insurance Holdings, a specialty insurance provider, received an offer from Tokio Marine Holding at a 38% premium to its prior day’s closing price. Fresh Del Monte Produce, a fruit producer and marketer, reported three consecutive quarters of significant earnings growth as the global banana market experienced increased demand and price stabilization. The company was successful in its efforts to focus on higher value products and geographic expansion by leveraging its existing infrastructure and relationships.

Detractors from absolute Fund performance included Intrepid Potash, Cloud Peak Energy and PHI. Shares of Intrepid Potash, a potash producer and mine operator, declined as low crop prices, a strong U.S. dollar and an influx of new supply led to weaker potash prices. These conditions threatened the viability of a high-production-cost mine. Cloud Peak Energy, a coal mine owner and operator, experienced a difficult pricing environment for its Powder River Basin coal as the decline of natural gas prices encouraged utility customers to switch from coal to gas. Moreover, a price decline in the seaborne thermal coal market also negatively impacted the company’s export tonnage. PHI provides helicopter transportation to the offshore energy industry and air medical services. Lower energy prices led PHI’s customers to cancel or delay capital projects, which reduced flight hours and revenue for PHI.

During the reporting period, some of our large new purchases were Ruby Tuesday, a restaurant chain; Bio-Rad Laboratories, a specialty chemicals producer; Occidental Petroleum, an oil and gas producer; News Corp., a media and information services provider; M.D.C. Holdings, a lender and housing

Top 10 Holdings
10/31/15
Company	% of Total
Sector/Industry	Net Assets
Corning Inc.	3.9%
Technology Hardware & Equipment
E-L Financial Corp. Ltd.	2.7%
Life & Health Insurance
First Solar Inc.	2.6%
Semiconductors & Semiconductor Equipment
Citigroup Inc.	2.5%
Banks
National Western Life Group Inc., A	2.5%
Life & Health Insurance
The Chubb Corp.	2.4%
Property & Casualty Insurance
Photronics Inc.	2.3%
Semiconductors & Semiconductor Equipment
MetLife Inc.	2.3%
Life & Health Insurance
KeyCorp	2.3%
Banks
Prudential Financial Inc.	2.3%
Life & Health Insurance

developer; Fabrinet, an electronic manufacturing services provider; and QEP Resources, an oil and gas producer. We also added to existing positions including Cloud Peak Energy, mentioned earlier; First Solar, a solar power provider; Ingram Micro, a technology distribution provider; Photronics, a pho-tomask (microscopic electronic circuit images) retailer; and Apache, an oil and gas producer; among others. In contrast, some of the largest liquidations included Ashland, Reliance Steel & Aluminum, Old Republic International, Tidewater and the aforementioned HCC Insurance Holdings, among others. We reduced several positions including Archer Daniels Midland, Selective Insurance Group, Bunge, Citigroup, Assurant, Vail Resorts, Allegheny Technologies and KeyCorp.

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FRANKLIN BALANCE SHEET INVESTMENT FUND

As fellow shareholders, we found recent Fund performance disappointing. Although the market has not favored our value investing style in recent years, we have maintained our disciplined process and continue to believe it can reward investors over the long term. Thank you for your continued participation in Franklin Balance Sheet Investment Fund. We look forward to continuing to serve your investment needs.

Bruce C. Baughman, CPA
Donald G. Taylor, CPA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN BALANCE SHEET INVESTMENT FUND

Performance Summary as of October 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/15	10/31/14		Change
A (FRBSX)	$40.06	$51.55	-$	11.49
C (FCBSX)	$38.70	$50.22	-$	11.52
R (FBSRX)	$40.06	$51.48	-$	11.42
R6 (FBSIX)	$41.10	$52.70	-$	11.60
Advisor (FBSAX)	$41.08	$52.68	-$	11.60

Distributions[1] (11/1/14–10/31/15)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.1685	$0.7874		$6.7992	$7.7551
C	—	$0.7874		$6.7992	$7.5866
R	$0.0067	$0.7874		$6.7992	$7.5933
R6	$0.3856	$0.7874		$6.7992	$7.9722
Advisor	$0.3057	$0.7874		$6.7992	$7.8923

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FRANKLIN BALANCE SHEET INVESTMENT FUND
PERFORMANCE SUMMARY

Performance as of 10/31/152

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

					Total Annual Operating Expenses[7]
	Cumulative	Average Annual	Value of	Average Annual
Share Class	Total Return[3]	Total Return[4]	$10,000 Investment[5]	Total Return (9/30/15)[6]	(with waiver)	(without waiver)
A					0.90%	0.91%
1-Year	-7.73%	-13.02%	$8,698	-18.48%
5-Year	+50.94%	+7.31%	$14,227	+6.77%
10-Year	+54.32%	+3.82%	$14,545	+2.94%
C					1.65%	1.66%
1-Year	-8.41%	-9.18%	$9,082	-14.88%
5-Year	+45.40%	+7.77%	$14,540	+7.24%
10-Year	+43.04%	+3.64%	$14,304	+2.77%
R					1.15%	1.16%
1-Year	-7.94%	-7.94%	$9,206	-13.73%
5-Year	+49.10%	+8.32%	$14,910	+7.77%
10-Year	+50.99%	+4.21%	$15,099	+3.32%
R6					0.50%	0.51%
1-Year	-7.33%	-7.33%	$9,267	-13.15%
Since Inception (5/1/13) +14.63%		+5.61%	$11,463	+2.89%
Advisor					0.65%	0.66%
1-Year	-7.51%	-7.51%	$9,249	-13.30%
5-Year	+52.81%	+8.85%	$15,281	+8.30%
10-Year	+60.41%	+4.84%	$16,041	+3.95%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN BALANCE SHEET INVESTMENT FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN BALANCE SHEET INVESTMENT FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

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FRANKLIN BALANCE SHEET INVESTMENT FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. The Fund may invest up to 25% of its total assets in foreign securities, which may involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The Russell 3000 Value Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN BALANCE SHEET INVESTMENT FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN BALANCE SHEET INVESTMENT FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/15	Value 10/31/15	Period* 5/1/15–10/31/15
A
Actual	$1,000	$936.40	$4.78
Hypothetical (5% return before expenses)	$1,000	$1,020.27	$4.99
C
Actual	$1,000	$933.00	$8.43
Hypothetical (5% return before expenses)	$1,000	$1,016.48	$8.79
R
Actual	$1,000	$935.30	$6.00
Hypothetical (5% return before expenses)	$1,000	$1,019.00	$6.26
R6
Actual	$1,000	$938.40	$2.54
Hypothetical (5% return before expenses)	$1,000	$1,022.58	$2.65
Advisor
Actual	$1,000	$937.50	$3.57
Hypothetical (5% return before expenses)	$1,000	$1,021.53	$3.72

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.98%;
C: 1.73%; R: 1.23%; R6: 0.52%; and Advisor: 0.73%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Large Cap Value Fund

This annual report for Franklin Large Cap Value Fund covers the fiscal year ended October 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in large capitalization companies that we believe are undervalued. We define large capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell 1000® Index.1

Performance Overview

For the 12 months under review, the Fund’s Class A shares had a -3.75% cumulative total return. In comparison, the Russell 1000® Value Index, which measures performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values, generated a +0.53% total return.2 Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 27.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We seek to invest in securities of large capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we consider their fair value. Our aim is to construct a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors for reasons we believe are temporary. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental, bottom-up research focusing on several criteria, such as low price relative to earnings, cash flow or book value. We also consider stocks with recent sharp price declines that we believe still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

1. The Russell 1000 Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000 Index, which represents the majority of the U.S. market’s total market capitalization.
2. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 82.

FRANKLIN LARGE CAP VALUE FUND

Manager’s Discussion

During the 12 months under review, holdings that helped absolute Fund performance included NIKE, Walgreens Boots Alliance and Home Depot. Shares of NIKE, an apparel manufacturer and retailer, rose due to continued strong performance as the company reported solid growth over the past two quarters in gross revenues (on a currency-neutral basis) and in its estimates of future sales. We expect NIKE to experience continued revenue growth based on the company’s innovation and progressive market segmentation. NIKE also increased the automation of its supplier factory base, which we believe should drive margin expansion. Shares of Walgreens, the largest U.S. drug store operator, rose amid the final stages of its integration with Alliance Boots, a multi-national health and beauty group. The stock benefited from positive sentiment around management’s strategic plans to create a global health care company with a consumer-centric beauty focus. Home Depot, a home improvement retailer, experienced better-than-expected earnings due to a housing recovery cycle along with company improvements in its merchandising and distribution network.

Detractors from absolute Fund performance included Alcoa, Ensco and Xerox. Alcoa, a manufacturer and developer of lightweight metals, exceeded revenue expectations, but fears of disruption to aluminum market demand from increased Chinese supply affected its valuation. Shares of Ensco, an operator of offshore drilling rigs, declined due to weaker demand for drilling services associated with depressed oil prices. Nevertheless, in our view Ensco remained one of the better positioned offshore drillers trading at a significant discount to its book value. Shares of Xerox, a business outsourcing services provider, fell due to lower-than-expected earnings attributed to higher costs in implementing health care services contracts.

During the reporting period, we initiated positions including Sanofi, a pharmaceutical provider; Discover Financial Services, a banking and credit services provider; Western Digital, a data storage solutions provider; Albemarle, a commercial chemical producer; BB&T, an insurance, lending and financial services provider; Ralph Lauren, an apparel retailer; Roche Holding, a

Top 10 Holdings
10/31/15
Company	% of Total
Sector/Industry	Net Assets
NIKE Inc., B	2.1%
Consumer Durables & Apparel
General Dynamics Corp.	1.9%
Capital Goods
Target Corp.	1.8%
Retailing
CVS Health Corp.	1.8%
Food & Staples Retailing
Aflac Inc.	1.8%
Insurance
Corning Inc.	1.8%
Technology Hardware & Equipment
Citigroup Inc.	1.8%
Banks
Johnson Controls Inc.	1.7%
Automobiles & Components
The Allstate Corp.	1.7%
Insurance
Merck & Co. Inc.	1.7%
Pharmaceuticals, Biotechnology & Life Sciences

pharmaceutical and diagnostics research and services provider; Mosaic, an agricultural nutrient provider; SanDisk, a flash storage developer and provider; American Airlines Group, an airline operator; Medtronic, a medical technology provider; and KKR & Co., an asset manager. We also added to some existing positions, including FMC, a chemical solutions and marketing provider; EMC, an information technology provider; First Solar, a solar power provider; and Regions Financial, a lending and financial services provider, among others. In contrast, some of the largest liquidations included 3M Co., a worldwide, diversified industrial and consumer company; Gilead Sciences, a biophar-maceutical company; Chubb, an insurance provider; Progressive, an automotive and residential insurance provider; and the aforementioned Walgreens. We also reduced our holdings in Teva Pharmaceutical Industries, Home Depot, Norfolk Southern and Allstate, among others.

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FRANKLIN LARGE CAP VALUE FUND

As fellow shareholders, we found recent Fund performance disappointing. Although the market has not favored our value investing style in recent years, we have maintained our disciplined process and continue to believe it can reward investors over the long term. Thank you for your continued participation in Franklin Large Cap Value Fund. We look forward to continuing to serve your investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LARGE CAP VALUE FUND

Performance Summary as of October 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/15	10/31/14		Change
A (FLVAX)	$17.86	$18.91	-$	1.05
C (FLCVX)	$17.61	$18.67	-$	1.06
R (FLCRX)	$17.71	$18.76	-$	1.05
R6 (FRLGX)	$17.82	$18.87	-$	1.05
Advisor (N/A)	$17.81	$18.86	-$	1.05

Distributions[1] (11/1/14–10/31/15)
	Dividend	Long-Term
Share Class	Income	Capital Gain		Total
A	$0.1052	$0.2390		$0.3442
C	—	$0.2390		$0.2390
R	$0.0621	$0.2390		$0.3011
R6	$0.1895	$0.2390		$0.4285
Advisor	$0.1615	$0.2390		$0.4005

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FRANKLIN LARGE CAP VALUE FUND
PERFORMANCE SUMMARY

Performance as of 10/31/152

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Average Annual	Total Annual
Share Class	Total Return[3]	Total Return[4]	$10,000 Investment[5]	Total Return (9/30/15)[6]	Operating Expenses[7]
A					1.30%
1-Year	-3.75%	-9.27%	$9,073	-14.22%
5-Year	+59.68%	+8.52%	$15,048	+7.64%
10-Year	+58.65%	+4.11%	$14,957	+3.29%
C					2.00%
1-Year	-4.42%	-5.36%	$9,464	-10.46%
5-Year	+54.15%	+9.04%	$15,415	+8.16%
10-Year	+47.99%	+4.00%	$14,799	+3.19%
R					1.50%
1-Year	-4.01%	-4.01%	$9,599	-9.16%
5-Year	+58.01%	+9.58%	$15,801	+8.69%
10-Year	+55.44%	+4.51%	$15,544	+3.69%
R6					0.83%
1-Year	-3.30%	-3.30%	$9,670	-8.52%
Since Inception (5/1/13) +26.76%		+9.94%	$12,676	+7.12%
Advisor[8]					1.00%
1-Year	-3.46%	-3.46%	$9,654	-8.66%
5-Year	+62.07%	+10.14%	$16,207	+9.24%
10-Year	+63.57%	+5.04%	$16,357	+4.23%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN LARGE CAP VALUE FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index

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FRANKLIN LARGE CAP VALUE FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

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FRANKLIN LARGE CAP VALUE FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. The Fund may invest up to 25% of its total assets in foreign securities, which may involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.
Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6: Shares are available to certain eligible investors as described in the prospectus.
Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/1/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+63.91% and +5.07%.
9. Source: Morningstar. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LARGE CAP VALUE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN LARGE CAP VALUE FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/15	Value 10/31/15	Period* 5/1/15–10/31/15
A
Actual	$1,000	$944.50	$6.62
Hypothetical (5% return before expenses)	$1,000	$1,018.40	$6.87
C
Actual	$1,000	$940.70	$10.17
Hypothetical (5% return before expenses)	$1,000	$1,014.72	$10.56
R
Actual	$1,000	$943.00	$7.74
Hypothetical (5% return before expenses)	$1,000	$1,017.24	$8.03
R6
Actual	$1,000	$946.90	$4.22
Hypothetical (5% return before expenses)	$1,000	$1,020.87	$4.38
Advisor
Actual	$1,000	$945.80	$5.30
Hypothetical (5% return before expenses)	$1,000	$1,019.76	$5.50

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.35%;
C: 2.08%; R: 1.58%; R6: 0.86%; and Advisor: 1.08%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin MicroCap Value Fund

This annual report for the Franklin MicroCap Value Fund covers the fiscal year ended October 31, 2015. The Fund closed to new investors (with the exception of certain retirement accounts) in January 2004 and has remained closed except for two days in mid-February 2013, when we opened the Fund on a limited basis. Existing shareholders may add to or reduce their investments in the Fund; however, once an account is reduced to zero, it may not be reopened unless the Fund reopens.

Your Fund’s Goal and Main Investments

The Fund seeks high total return, of which capital appreciation and income are components, by investing at least 80% of its net assets in securities of companies with market capitalizations under $500 million at the time of purchase that we believe are undervalued in the marketplace.1

Performance Overview

For the 12 months under review, the Fund’s Class A shares had a -8.58% cumulative total return. In comparison, the Russell 2000® Value Index, which measures performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values, had a -2.88% total return.2 Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 37.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value, where we have reasonable confidence that book value will increase over several years. We limit purchases to companies with market capitalizations of less than $500 million, which we define as “microcap.”1 Book value per share is a company’s

1. Effective 12/10/12, the maximum market capitalization for each investment that the Fund can invest in increased from $400 million at time of purchase to $500 million.
2. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 88.

FRANKLIN MICROCAP VALUE FUND

Top 10 Holdings
10/31/15
Company	% of Total
Sector/Industry	Net Assets
Seneca Foods Corp., A & B	4.6%
Food, Beverage & Tobacco
Omega Protein Corp.	3.8%
Food, Beverage & Tobacco
Gibraltar Industries Inc.	3.6%
Building Products
Healthcare Services Group Inc.	3.3%
Commercial & Professional Services
Delta Apparel Inc.	3.1%
Consumer Durables & Apparel
Hurco Cos. Inc	2.9%
Machinery
Hardinge Inc.	2.6%
Machinery
Miller Industries Inc.	2.3%
Machinery
Bar Harbor Bankshares	2.3%
Banks
PHI Inc.	2.3%
Energy

net worth or shareholders’ equity on an accounting or “book” basis, divided by shares outstanding. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

Manager’s Discussion

During the 12 months under review, holdings that helped absolute Fund performance included Gibraltar Industries, Delta Apparel and John B. Sanfilippo & Sons. Gibraltar Industries, a manufacturer of building and infrastructure products, reported earnings gains from a recent acquisition and from programs to improve plant-level operations. The company’s new management’s efforts led to sharply better operating results. Delta

Apparel, an apparel designer and retailer, divested a non-core segment, reported recovering margins after several quarters of poor results and announced a share repurchase authorization. John B. Sanfilippo & Sons, a nut and snack items producer, reported better-than-expected earnings despite experiencing higher costs for certain ingredients.

Detractors from absolute Fund performance included PHI, International Shipholding and Global Power Equipment. PHI provides helicopter transportation to the offshore energy industry and air medical services. Lower energy prices led PHI’s customers to cancel or delay capital projects, which reduced flight hours and revenue for PHI. International Shipholding specializes in “niche” marine transportation services, such as the Jones Act, rail ferry and trans-ocean auto cargos. Depressed freight rates and equipment outages in 2015 impaired the company’s cash flows enough to raise credit concerns. Global Power Equipment Group makes equipment and offers engineering services for the power generation industry. In May, the company had to delay filing quarterly results and said it will restate prior results because of accounting errors and in August disclosed the loss of a long-term contract with a large customer.

During the reporting period, we initiated positions in Alaska Communications Systems Group, a telecommunications provider; Renewable Energy Group, a biodiesel producer; Golden Entertainment, a casino operator; County Bancorp, a community bank; and Friedman Industries, a steel service center and pipe manufacturer. We added to existing positions in Sterling Construction, a heavy civil construction contractor; Leapfrog Enterprises, a child-focused educational technology developer; and the aforementioned Global Power Equipment Group; among others. We exited positions in P.A.M. Transportation, RTI International Metals, Frisch’s Restaurants, Saia, Griffon, Kimball International, and Callaway Golf. We reduced positions in Omega Protein, Healthcare Services Group, Lydall, Seneca Foods, Origen Financial, Dixie Group and the aforementioned Delta Apparel and John B. Sanfilippo & Sons.

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FRANKLIN MICROCAP VALUE FUND

As fellow shareholders, we found recent Fund performance disappointing. Although the market has not favored our value investing style in recent years, we have maintained our disciplined process and continue to believe it can reward investors over the long term. Thank you for your continued participation in Franklin MicroCap Value Fund. We look forward to continuing to serve your investment needs.

Bruce C. Baughman, CPA
Lead Portfolio Manager

Donald G. Taylor, CPA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MICROCAP VALUE FUND

Performance Summary as of October 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/15	10/31/14		Change
A (FRMCX)	$32.90	$39.88	-$	6.98
R6 (FMCVX)	$33.09	$39.94	-$	6.85
Advisor (FVRMX)	$33.00	$39.90	-$	6.90

Distributions[1] (11/1/14–10/31/15)
	Short-Term	Long-Term
Share Class	Capital Gain	Capital Gain		Total
A	$0.0742	$3.5793		$3.6535
R6	$0.0742	$3.5793		$3.6535
Advisor	$0.0742	$3.5793		$3.6535

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FRANKLIN MICROCAP VALUE FUND
PERFORMANCE SUMMARY

Performance as of 10/31/152

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class R6/Advisor Class: no sales charges.

					Total Annual Operating Expenses[7]
	Cumulative	Average Annual	Value of	Average Annual
Share Class	Total Return[3]	Total Return[4]	$10,000 Investment[5]	Total Return (9/30/15)[6]	(with waiver)	(without waiver)
A					1.16%	1.18%
1-Year	-8.58%	-13.83%	$8,617	-14.50%
5-Year	+65.40%	+9.29%	$15,589	+8.71%
10-Year	+92.88%	+6.16%	$18,178	+5.46%
R6					0.79%	0.81%
1-Year	-8.21%	-8.21%	$9,179	-8.93%
Since Inception (5/1/13) +13.55%		+5.21%	$11,355	+3.34%
Advisor[8]					0.92%	0.94%
1-Year	-8.36%	-8.36%	$9,164	-9.05%
5-Year	+67.36%	+10.85%	$16,736	+10.28%
10-Year	+97.56%	+7.05%	$19,756	+6.35%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN MICROCAP VALUE FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN MICROCAP VALUE FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

All investments involve risks, including possible loss of principal. The Fund’s ability to invest in smaller company securities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share. Historically, these stocks have exhibited greater price volatility than larger company stocks, especially over the short term. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/1/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+96.89% and +7.01%.
9. Source: Morningstar. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MICROCAP VALUE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/15	Value 10/31/15	Period* 5/1/15–10/31/15
A
Actual	$1,000	$938.10	$6.06
Hypothetical (5% return before expenses)	$1,000	$1,018.95	$6.31
R6
Actual	$1,000	$940.10	$3.96
Hypothetical (5% return before expenses)	$1,000	$1,021.12	$4.13
Advisor
Actual	$1,000	$939.40	$4.84
Hypothetical (5% return before expenses)	$1,000	$1,020.21	$5.04

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.24%;
R6: 0.81%; and Advisor: 0.99%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin MidCap Value Fund

This annual report for Franklin MidCap Value Fund covers the fiscal year ended October 31, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks long-term total return by investing at least 80% of net assets in securities of mid-capitalization companies that we believe are undervalued. We define mid-capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell Midcap® Index.1

Performance Overview

For the 12 months under review, the Fund’s Class A shares had a -3.07% cumulative total return. In comparison, the Russell Midcap® Value Index, which measures performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values, generated a +0.47% total return.2 Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 45.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

Our goal is to invest in mid-capitalization companies that we determine are currently undervalued and have the potential for capital appreciation. The Fund purchases stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature. In addition, the Fund may invest in companies with valuable intangibles we believe are not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

1. The Russell Midcap Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000 Index, which represent a modest amount of the Russell 1000 Index’s total market capitalization.
2. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 95.

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                                                                                                                                                                                                                                                                                                                                                          FRANKLIN MIDCAP VALUE FUND

Manager’s Discussion

During the 12 months under review, holdings that helped absolute Fund performance included Progressive, ResMed and Total System Services. Shares of Progressive, an insurance provider, experienced strong performance as the company maintained its strong commercial underwriting margin and realized gains from its acquisition of ARX Holding. ResMed, a medical equipment designer and manufacturer, launched new products and expanded market opportunities, which contributed to better-than-expected earnings. Total System Services, an electronic payment processing provider for the financial industry, benefited from a number of card issuing clients that are growing faster than the broader credit card industry and from its solid expense management.

Detractors from absolute Fund performance included Intrepid Potash, Axiall and Host Hotels & Resorts. Shares of Intrepid Potash, a potash producer and mine operator, declined as low crop prices, a strong U.S. dollar and an influx of new supply led to weaker potash prices. These conditions threatened the viability of a high-production-cost mine. Axiall, a chemical and building products manufacturer, was negatively affected by weaker-than-expected end-market pricing due to industry-wide chlor-alkali capacity expansions and still relatively weak demand. The company replaced its chief executive officer and is implementing cost-cutting measures to offset weakness while simultaneously exploring alternatives for its building products business. Host Hotels & Resorts, a lodgings operator, lowered its outlook for the remainder of 2015 due to weaker-than-anticipated demand. Similar to other hotel operators, the company cited particularly soft leisure business in its U.S. destinations. Nonetheless, we believe the company’s strong brands, which include Marriott, Ritz-Carlton, Westin and Four Seasons, as well as its assets in key gateway cities and high-demand locations, bode well for the stock’s prospects.

Top 10 Holdings
10/31/15
Company	% of Total
Sector/Industry	Net Assets
Northern Trust Corp.	2.0%
Diversified Financials
Host Hotels & Resorts Inc.	1.9%
Real Estate
The Progressive Corp.	1.7%
Insurance
Eversource Energy	1.6%
Utilities
Raymond James Financial Inc.	1.6%
Diversified Financials
ITC Holdings Corp.	1.6%
Utilities
Sempra Energy	1.5%
Utilities
Regions Financial Corp.	1.4%
Banks
Principal Financial Group Inc.	1.4%
Insurance
W. R. Berkley Corp	1.4%
Insurance

During the reporting period, some of our large new purchases included ITC Holdings, an electricity transmission provider; SanDisk, a flash storage developer and provider; Amdocs, a communications, media and entertainment computer systems integration developer; Mosaic, an agricultural nutrient provider; and Concho Resources, an oil and gas producer; as well as ResMed and Intrepid Potash, mentioned earlier. We added to existing positions in Liberty Property Trust and DDR, both real estate investment trusts, among others. We liquidated our positions in American Campus Communities, CareFusion, Nordstrom,

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FRANKLIN MIDCAP VALUE FUND

Marsh & McLennan, Altera, Sigma-Aldrich and Urban Outfitters, among others. We also reduced our positions in Xylem, Hill-Rom Holdings, Microchip Technology, John Wiley & Sons, Cadence Design and the aforementioned Total System Services, among others.

As fellow shareholders, we found recent Fund performance disappointing. Although the market has not favored our value investing style in recent years, we have maintained our disciplined process and continue to believe it can reward investors over the long term. Thank you for your continued participation in Franklin MidCap Value Fund. We look forward to continuing to serve your investment needs.

Jakov Stipanov, CFA
Donald G. Taylor, CPA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MIDCAP VALUE FUND

Performance Summary as of October 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/15	10/31/14		Change
A (FMVAX)	$15.22	$16.13	-$	0.91
C (FMVCX)	$14.97	$15.87	-$	0.90
R (N/A)	$15.19	$16.09	-$	0.90
Advisor (N/A)	$15.31	$16.23	-$	0.92

Distributions[1] (11/1/14–10/31/15)
	Dividend	Long-Term
Share Class	Income	Capital Gain		Total
A	$0.1077	$0.3074		$0.4151
C	—	$0.3074		$0.3074
R	$0.0634	$0.3074		$0.3708
Advisor	$0.1537	$0.3074		$0.4611

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FRANKLIN MIDCAP VALUE FUND
PERFORMANCE SUMMARY

Performance as of 10/31/152

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/Advisor Class: no sales charges.

					Total Annual Operating Expenses[7]
	Cumulative	Average Annual	Value of	Average Annual
Share Class	Total Return[3]	Total Return[4] $10,000 Investment[5]		Total Return (9/30/15)[6]	(with waiver)	(without waiver)
A					1.36%	1.57%
1-Year	-3.07%	-8.63%	$9,137	-11.17%
5-Year	+56.07%	+8.02%	$14,708	+7.61%
10-Year	+76.49%	+5.22%	$16,631	+4.23%
C					2.06%	2.27%
1-Year	-3.75%	-4.69%	$9,531	-7.38%
5-Year	+50.71%	+8.55%	$15,071	+8.13%
10-Year	+64.96%	+5.13%	$16,496	+4.14%
R					1.56%	1.77%
1-Year	-3.30%	-3.30%	$9,670	-5.99%
5-Year	+54.47%	+9.09%	$15,447	+8.66%
10-Year	+73.26%	+5.65%	$17,326	+4.66%
Advisor					1.06%	1.27%
1-Year	-2.83%	-2.83%	$9,717	-5.52%
5-Year	+58.46%	+9.64%	$15,846	+9.21%
10-Year	+82.36%	+6.19%	$18,236	+5.19%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN MIDCAP VALUE FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (7/1/05–10/31/15)

$25,000
$20,000
$15,000
$10,000
$5,000
11/05
10/07
10/09
10/11
10/13
10/15
$22,388
$16,631
$11,940
Franklin MidCap Value Fund
Russell MidCap Value Index[a]
Consumer Price Index[a]

Average Annual Total Return

Class A	10/31/15
1-Year	-8.63%
5-Year	+8.02%
10-Year	+5.22%

Class C (7/1/05–10/31/15)

$25,000
$20,000
$15,000
$10,000
$5,000
11/05
10/07
10/09
10/11
10/13
10/15
$22,388
$16,496
$11,940
Franklin MidCap Value Fund
Russell MidCap Value Index[a]
Consumer Price Index[a]

Average Annual Total Return

Class C	10/31/15
1-Year	-4.69%
5-Year	+8.55%
10-Year	+5.13%

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FRANKLIN MIDCAP VALUE FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

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FRANKLIN MIDCAP VALUE FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Historically, midsize company securities have been more volatile in price than larger company securities, especially over the short term. Midsize companies may be more susceptible to particular economic events or competitive factors than are larger, more broadly diversified companies. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has an expense reduction contractually guaranteed through at least 2/29/16 and a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable;
without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The Russell Midcap Value Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MIDCAP VALUE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN MIDCAP VALUE FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/15	Value 10/31/15	Period* 5/1/15–10/31/15
A
Actual	$1,000	$947.70	$6.53
Hypothetical (5% return before expenses)	$1,000	$1,018.50	$6.77
C
Actual	$1,000	$945.10	$10.05
Hypothetical (5% return before expenses)	$1,000	$1,014.87	$10.41
R
Actual	$1,000	$947.00	$7.61
Hypothetical (5% return before expenses)	$1,000	$1,017.39	$7.88
Advisor
Actual	$1,000	$949.20	$5.16
Hypothetical (5% return before expenses)	$1,000	$1,019.91	$5.35

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.33%; C: 2.05%; R: 1.55%; and Advisor: 1.05%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Small Cap Value Fund

This annual report for Franklin Small Cap Value Fund covers the fiscal year ended October 31, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term total return by investing at least 80% of net assets in securities of small-capitalization companies that we believe are undervalued. We define small-capitalization companies as those with market capitalizations less than $3.5 billion at the time of purchase.

Performance Overview

For the 12 months under review, the Fund’s Class A shares had a -3.31% cumulative total return. In comparison, the Russell 2500TM Value Index, which measures performance of those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values, had a -1.06% total return.1 Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 55.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We seek to invest in small-capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we consider their fair value. We seek a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental, bottom-up research focusing on several criteria, such as low price relative to earnings, book value or cash flow. We also consider stocks with recent sharp price declines that we believe still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

1. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 105.

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                                                                                                                                                                                                                                                                                                                                                 FRANKLIN SMALL CAP VALUE FUND

Manager’s Discussion

During the 12 months under review, holdings that helped absolute Fund performance included StanCorp Financial Group, Universal Forest Products and Gerresheimer. StanCorp Financial Group, an insurance provider, received a cash takeover offer from Meiji Yasuda Life Insurance at nearly a 50% premium to the prior day’s closing price. Universal Forest Products, a wood-based construction materials provider, reported better-than-expected earnings due to strong overall demand and penetration into new markets. Gerresheimer, a health-care-focused glass and plastics products provider, benefited from strategic moves intended to improve the long-term return profile of its business. Specifically, the company sold its low-margin glass tubing business and acquired Centor, a leading, high-margin, U.S.-based manufacturer of plastic vials.

Detractors from absolute Fund performance included Unit Corp., Axiall and Helix Energy Solutions Group. Shares of Unit Corp., an onshore provider of drilling rigs, experienced a negative impact from a sharp drop in oil prices that began in mid-2014. The company’s subsequent reduction in its rig count was also expected to hinder earnings. Axiall, a chemical and building products manufacturer, was negatively affected by weaker-than-expected end-market pricing due to industry-wide chlor-alkali capacity expansions and still relatively weak demand. The company replaced its chief executive officer and is implementing cost-cutting measures to offset weakness while simultaneously exploring alternatives for its building products business. Given the recent changes, we believe Axiall has the potential for share price appreciation as global growth worries abate and energy prices stabilize over time. Helix Energy Solutions Group, an offshore provider of well production services, was hurt by a substantial drop in oil prices, which raised the level of uncertainty regarding future business opportunities and profitability.

During the reporting period, some of our large new purchases included LTC Properties, a real estate investment trust; Laclede Group, a natural gas service provider; BRP, a recreational vehicle and high performance engine manufacturer and distributor; Crocs, a footwear manufacturer and distributor; MKS Instruments, a developer and distributor of control products for manufacturing processes; IDACORP, an electric energy provider; Allegheny Technologies, a specialty materials

Top 10 Holdings
10/31/15
Company	% of Total
Sector/Industry	Net Assets
Universal Forest Products Inc.	2.7%
Building Products
Gerresheimer AG	2.5%
Pharmaceuticals, Biotechnology & Life Sciences
STERIS Corp.	2.4%
Health Care Equipment & Services
Maple Leaf Foods Inc.	2.3%
Food, Beverage & Tobacco
LTC Properties Inc.	2.3%
Real Estate
Regal Beloit Corp.	2.2%
Electrical Equipment
AAR Corp.	2.1%
Aerospace & Defense
EMCOR Group Inc.	2.1%
Construction & Engineering
Aspen Insurance Holdings Ltd.	2.1%
Insurance
La-Z-Boy Inc.	2.1%
Consumer Durables & Apparel

manufacturer; Huron Consulting Group, an operational and financial consultation services provider; and Invacare, a health care products developer and distributor. We also added to our positions in Everbank Financial, a commercial bank; Hunting, a manufacturer and distributor of oil extraction products; The Pep Boys – Manny, Moe & Jack, an automotive sales and services provider; AAR, an aviation and government defense services and products provider; Aspen Insurance Holdings, an insurance and reinsurance provider; Drew Industries, a manufacturer and distributor of parts for recreational vehicles and manufactured homes; McGrath RentCorp, an equipment rental provider; and the aforementioned Axiall and Gerresheimer, among others. We liquidated our positions in several securities including Apogee Enterprises, Cabot, Reliance Steel & Aluminum, Steel Dynamics, Lincoln Electric Holdings, Rowan Companies, EnPro Industries, SkyWest and Tidewater. We also reduced positions in Group 1 Automotive, RPM International, Thor Industries, Sensient Technologies, Hillenbrand, and StanCorp Financial, mentioned above, as well as several others.

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FRANKLIN SMALL CAP VALUE FUND

As fellow shareholders, we found recent Fund performance disappointing. Although the market has not favored our value investing style in recent years, we have maintained our disciplined process and continue to believe it can reward investors over the long term. Thank you for your continued participation in Franklin Small Cap Value Fund. We look forward to continuing to serve your investment needs.

Donald G. Taylor, CPA
Bruce C. Baughman, CPA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SMALL CAP VALUE FUND

Performance Summary as of October 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	10/31/15	10/31/14		Change
A (FRVLX)	$51.72	$58.96	-$	7.24
C (FRVFX)	$47.22	$54.53	-$	7.31
R (FVFRX)	$51.18	$58.40	-$	7.22
R6 (FRCSX)	$53.75	$61.09	-$	7.34
Advisor (FVADX)	$53.67	$61.01	-$	7.34

Distributions[1] (11/1/14–10/31/15)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.1190	$0.1275		$4.9613	$5.2078
C	—	$0.1275		$4.9613	$5.0888
R	$0.0017	$0.1275		$4.9613	$5.0905
R6	$0.4407	$0.1275		$4.9613	$5.5295
Advisor	$0.3050	$0.1275		$4.9613	$5.3938

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FRANKLIN SMALL CAP VALUE FUND
PERFORMANCE SUMMARY

Performance as of 10/31/152

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Average Annual	Total Annual
Share Class	Total Return[3]	Total Return[4]	$10,000 Investment[5]	Total Return (9/30/15)[6]	Operating Expenses[7]
A					1.14%
1-Year	-3.31%	-8.87%	$9,113	-10.32%
5-Year	+65.81%	+9.34%	$15,628	+8.68%
10-Year	+96.43%	+6.35%	$18,515	+5.28%
C					1.84%
1-Year	-4.01%	-4.87%	$9,513	-6.38%
5-Year	+60.09%	+9.87%	$16,009	+9.22%
10-Year	+83.04%	+6.23%	$18,304	+5.16%
R					1.34%
1-Year	-3.53%	-3.53%	$9,647	-5.05%
5-Year	+64.15%	+10.42%	$16,415	+9.76%
10-Year	+92.38%	+6.76%	$19,238	+5.68%
R6					0.61%
1-Year	-2.80%	-2.80%	$9,720	-4.36%
Since Inception (5/1/13) +23.23%		+8.71%	$12,323	+5.89%
Advisor					0.84%
1-Year	-3.03%	-3.03%	$9,697	-4.57%
5-Year	+68.28%	+10.97%	$16,828	+10.31%
10-Year	+102.27%	+7.30%	$20,227	+6.21%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN SMALL CAP VALUE FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN SMALL CAP VALUE FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

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FRANKLIN SMALL CAP VALUE FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

All investments involve risks, including possible loss of principal. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than larger company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and small market share. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN SMALL CAP VALUE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN SMALL CAP VALUE FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 5/1/15	Value 10/31/15	Period* 5/1/15–10/31/15
A
Actual	$1,000	$953.50	$5.76
Hypothetical (5% return before expenses)	$1,000	$1,019.31	$5.96
C
Actual	$1,000	$949.90	$9.29
Hypothetical (5% return before expenses)	$1,000	$1,015.68	$9.60
R
Actual	$1,000	$952.40	$6.84
Hypothetical (5% return before expenses)	$1,000	$1,018.20	$7.07
R6
Actual	$1,000	$956.10	$3.06
Hypothetical (5% return before expenses)	$1,000	$1,022.13	$3.16
Advisor
Actual	$1,000	$954.80	$4.39
Hypothetical (5% return before expenses)	$1,000	$1,020.72	$4.53

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.17%;
C: 1.89%; R: 1.39%; R6: 0.61%; and Advisor: 0.89%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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FRANKLIN VALUE INVESTORS TRUST

Financial Highlights
Franklin All Cap Value Fund
		Year Ended October 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.01	$12.23	$9.23	$8.45	$8.41
Income from investment operations[a]:
Net investment income[b]	0.02	0.02	0.04	0.06	0.04
Net realized and unrealized gains (losses)	(0.72)	0.78	3.04	0.77	0.03
Total from investment operations	(0.70)	0.80	3.08	0.83	0.07
Less distributions from:
Net investment income	(0.01)	(0.02)	(0.08)	(0.05)	(0.03)
Net realized gains	(0.43)	—	—	—	—
Total distributions	(0.44)	(0.02)	(0.08)	(0.05)	(0.03)
Net asset value, end of year	$11.87	$13.01	$12.23	$9.23	$8.45

Total return[c]	(5.45)%	6.51%	33.69%	9.83%	0.86%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.57%	1.42%	1.59%	1.67%	1.72%
Expenses net of waiver and payments by affiliates	1.24%	1.25%	1.23%	1.20%	1.20%
Net investment income	0.17%	0.12%	0.37%	0.70%	0.46%

Supplemental data
Net assets, end of year (000’s)	$40,894	$46,657	$37,004	$20,127	$18,455
Portfolio turnover rate	80.06%	29.81%	26.63%	26.94%	34.96%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin All Cap Value Fund (continued)
		Year Ended October 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.74	$12.05	$9.09	$8.34	$8.33
Income from investment operations[a]:
Net investment income (loss)[b]	(0.06)	(0.07)	(0.03)	—[c]	(0.02)
Net realized and unrealized gains (losses)	(0.70)	0.76	3.01	0.75	0.03
Total from investment operations	(0.76)	0.69	2.98	0.75	0.01
Less distributions from:
Net investment income	—	—	(0.02)	—	—
Net realized gains	(0.43)	—	—	—	—
Total distributions	(0.43)	—	(0.02)	—	—
Net asset value, end of year	$11.55	$12.74	$12.05	$9.09	$8.34

Total return[d]	(6.05)%	5.73%	32.82%	8.99%	0.12%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.27%	2.12%	2.29%	2.37%	2.42%
Expenses net of waiver and payments by affiliates	1.94%	1.95%	1.93%	1.90%	1.90%
Net investment income (loss)	(0.53)%	(0.58)%	(0.33)%	—%[e]	(0.24)%

Supplemental data
Net assets, end of year (000’s)	$6,521	$8,279	$5,745	$3,248	$3,159
Portfolio turnover rate	80.06%	29.81%	26.63%	26.94%	34.96%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eRounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 63

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin All Cap Value Fund (continued)
		Year Ended October 31,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.00	$12.23	$9.21	$8.43	$8.39
Income from investment operations[a]:
Net investment income (loss)[b]	(0.01)	(0.01)	0.02	0.06	0.02
Net realized and unrealized gains (losses)	(0.70)	0.78	3.04	0.75	0.04
Total from investment operations	(0.71)	0.77	3.06	0.81	0.06
Less distributions from:
Net investment income	(—)[c]	—	(0.04)	(0.03)	(0.02)
Net realized gains	(0.43)	—	—	—	—
Total distributions	(0.43)	—	(0.04)	(0.03)	(0.02)
Net asset value, end of year	$11.86	$13.00	$12.23	$9.21	$8.43

Total return	(5.61)%	6.30%	33.45%	9.61%	0.69%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.78%	1.62%	1.79%	1.87%	1.92%
Expenses net of waiver and payments by affiliates	1.45%	1.45%	1.43%	1.40%	1.40%
Net investment income (loss)	(0.04)%	(0.08)%	0.17%	0.50%	0.26%

Supplemental data
Net assets, end of year (000’s)	$59	$79	$46	$29	$54
Portfolio turnover rate	80.06%	29.81%	26.63%	26.94%	34.96%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.

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FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin All Cap Value Fund (continued)
		Year Ended October 31,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.09	$12.29	$9.28	$8.49	$8.45
Income from investment operations[a]:
Net investment income[b]	0.06	0.05	0.07	0.09	0.07
Net realized and unrealized gains (losses)	(0.73)	0.79	3.05	0.77	0.02
Total from investment operations	(0.67)	0.84	3.12	0.86	0.09
Less distributions from:
Net investment income	(0.05)	(0.04)	(0.11)	(0.07)	(0.05)
Net realized gains	(0.43)	—	—	—	—
Total distributions	(0.48)	(0.04)	(0.11)	(0.07)	(0.05)
Net asset value, end of year	$11.94	$13.09	$12.29	$9.28	$8.49

Total return	(5.18)%	6.83%	34.00%	10.28%	1.09%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.28%	1.12%	1.29%	1.37%	1.42%
Expenses net of waiver and payments by affiliates	0.95%	0.95%	0.93%	0.90%	0.90%
Net investment income	0.46%	0.42%	0.67%	1.00%	0.76%

Supplemental data
Net assets, end of year (000’s)	$2,916	$2,978	$2,411	$1,668	$1,644
Portfolio turnover rate	80.06%	29.81%	26.63%	26.94%	34.96%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.

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The accompanying notes are an integral part of these financial statements. | Annual Report 65

FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, October 31, 2015

Franklin All Cap Value Fund
	Shares	Value
Common Stocks 87.0%
Aerospace & Defense 4.4%
AAR Corp.	97,707	$2,216,971
Automobiles & Components 2.6%
Gentex Corp.	19,000	311,410
Johnson Controls Inc.	3,000	135,540
Spartan Motors Inc.	213,800	882,994
		1,329,944
Banks 5.0%
EverBank Financial Corp.	68,100	1,175,406
KeyCorp	20,000	248,400
U.S. Bancorp	26,200	1,105,116
		2,528,922
Building Products 10.2%
[a]Gibraltar Industries Inc.	55,000	1,392,600
Griffon Corp.	55,000	944,900
Insteel Industries Inc.	60,000	1,283,400
Universal Forest Products Inc.	21,000	1,525,230
		5,146,130
Commercial & Professional Services 0.9%
[a]Huron Consulting Group Inc.	4,000	193,200
McGrath RentCorp	8,700	261,435
		454,635
Consumer Durables & Apparel 5.2%
[a]BRP Inc. (Canada)	40,000	720,125
Coach Inc.	500	15,600
[a]Crocs Inc.	62,400	673,920
[a]Helen of Troy Ltd.	900	89,289
La-Z-Boy Inc.	30,000	856,500
Mattel Inc.	10,000	245,800
		2,601,234
Electrical Equipment 2.5%
Eaton Corp. PLC	1,000	55,910
Encore Wire Corp.	2,400	102,648
Regal Beloit Corp.	17,000	1,084,430
		1,242,988
Energy 5.3%
Apache Corp.	1,000	47,130
Baker Hughes Inc.	3,000	158,040
Bristow Group Inc.	9,000	312,570
California Resources Corp.	3,000	12,120
Denbury Resources Inc.	1,000	3,540
Hunting PLC (United Kingdom)	60,000	332,725
[a]Natural Gas Services Group Inc.	3,000	67,560
Occidental Petroleum Corp.	1,000	74,540
[a]PHI Inc.	35,700	678,300
[a]PHI Inc., non-voting	31,000	590,240
Rowan Cos. PLC	100	1,968
[a]Unit Corp.	30,000	378,300
		2,657,033

66 | Annual Report	franklintempleton.com

	FRANKLIN VALUE INVESTORS TRUST
	STATEMENT OF INVESTMENTS

Franklin All Cap Value Fund (continued)
	Shares	Value
Common Stocks (continued)
Food & Staples Retailing 1.0%
Wal-Mart Stores Inc.	8,900	$509,436
Food, Beverage & Tobacco 10.3%
GrainCorp Ltd. (Australia)	55,000	354,871
The Kraft Heinz Co.	24,733	1,928,432
Maple Leaf Foods Inc. (Canada)	91,000	1,446,897
[a]Omega Protein Corp.	35,000	637,000
PepsiCo Inc.	8,000	817,520
		5,184,720
Health Care Equipment & Services 3.3%
Becton, Dickinson and Co.	5,000	712,600
STERIS Corp.	12,500	936,875
		1,649,475
Household & Personal Products 1.0%
The Procter & Gamble Co.	6,800	519,384
Insurance 0.7%
The Allstate Corp.	3,300	204,204
Prudential Financial Inc.	2,000	165,000
		369,204
Machinery 3.5%
John Bean Technologies Corp.	18,000	807,480
Miller Industries Inc.	20,000	453,600
[a]Wabash National Corp.	40,900	489,573
Xylem Inc.	1,000	36,410
		1,787,063
Materials 9.7%
Albemarle Corp.	500	26,760
Alcoa Inc.	120,000	1,071,600
Allegheny Technologies Inc.	15,900	233,730
Axiall Corp.	73,300	1,484,325
Carpenter Technology Corp.	7,500	249,825
H.B. Fuller Co.	11,700	444,483
Kaiser Aluminum Corp.	100	8,129
Minerals Technologies Inc.	5,800	341,852
Sensient Technologies Corp.	13,000	848,510
Stepan Co.	3,500	185,255
		4,894,469
Pharmaceuticals, Biotechnology & Life Sciences 7.6%
Gerresheimer AG (Germany)	15,600	1,216,959
Johnson & Johnson	12,000	1,212,360
Sanofi, ADR (France)	27,500	1,384,350
		3,813,669
Real Estate 2.0%
LTC Properties Inc.	23,400	1,002,690

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FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS

Franklin All Cap Value Fund (continued)
	Shares	Value
Common Stocks (continued)
Retailing 4.2%
The Men’s Wearhouse Inc.	16,900	$675,662
[a]The Pep Boys - Manny, Moe & Jack	93,165	1,401,202
Target Corp.	500	38,590
		2,115,454
Semiconductors & Semiconductor Equipment 1.9%
Microchip Technology Inc.	10,000	482,900
MKS Instruments Inc.	13,000	458,120
		941,020
Technology Hardware & Equipment 0.2%
Corning Inc.	5,000	93,000
Telecommunication Services 2.8%
[a]Orbcomm Inc.	237,500	1,410,750
Utilities 2.7%
IDACORP Inc.	9,400	628,390
The Laclede Group Inc.	13,000	761,410
		1,389,800
Total Common Stocks (Cost $39,710,433)		43,857,991
	Principal
	Amount
Corporate Bonds (Cost $289,762) 0.5%
Energy 0.5%
Unit Corp., senior sub. note, 6.625%, 5/15/21	$299,000	240,695
Total Investments before Short Term Investments (Cost $40,000,195)		44,098,686
	Shares
Short Term Investments (Cost $6,094,257) 12.1%
Money Market Funds 12.1%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	6,094,257	6,094,257
Total Investments (Cost $46,094,452) 99.6%		50,192,943
Other Assets, less Liabilities 0.4%		197,187
Net Assets 100.0%		$50,390,130

See Abbreviations on page 134.

aNon-income producing.
bSee Note 3(f) regarding investments in affiliated management investment companies.

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68 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN VALUE INVESTORS TRUST

Financial Highlights
Franklin Balance Sheet Investment Fund
		Year Ended October 31,
	2015	2014		2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$51.55	$53.98		$43.01	$44.05	$47.25
Income from investment operations[a]:
Net investment income[b]	0.19	0.46	[c]	0.64 [d]	0.48	0.50
Net realized and unrealized gains (losses)	(3.92)	3.06		13.15	3.65	1.02
Total from investment operations	(3.73)	3.52		13.79	4.13	1.52
Less distributions from:
Net investment income	(0.17)	(0.65)		(0.66)	(0.25)	(0.79)
Net realized gains	(7.59)	(5.30)		(2.16)	(4.92)	(3.93)
Total distributions	(7.76)	(5.95)		(2.82)	(5.17)	(4.72)
Net asset value, end of year	$40.06	$51.55		$53.98	$43.01	$44.05

Total return[e]	(7.73)%	6.97%		33.97%	11.09%	2.75%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.95%	0.90%		0.91%	0.99%	0.94%
Expenses net of waiver and payments by affiliates	0.94%	0.89	%f	0.91%	0.99%	0.94%
Net investment income	0.45%	0.89%[c]		1.34%[d]	1.16%	1.06%

Supplemental data
Net assets, end of year (000’s)	$915,285	$1,221,903		$1,256,543	$1,079,418	$1,441,777
Portfolio turnover rate	26.31%	25.08%		11.54%	7.91%[g]	9.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.61%.
dNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.02%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.
gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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The accompanying notes are an integral part of these financial statements. | Annual Report 69

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin Balance Sheet Investment Fund (continued)
		Year Ended October 31,
	2015	2014		2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$50.22	$52.77		$42.10	$43.27	$46.51
Income from investment operations[a]:
Net investment income (loss)[b]	(0.12)	0.07	[c]	0.25 [d]	0.15	0.12
Net realized and unrealized gains (losses)	(3.81)	2.99		12.93	3.60	1.02
Total from investment operations	(3.93)	3.06		13.18	3.75	1.14
Less distributions from:
Net investment income	—	(0.31)		(0.35)	—	(0.45)
Net realized gains	(7.59)	(5.30)		(2.16)	(4.92)	(3.93)
Total distributions	(7.59)	(5.61)		(2.51)	(4.92)	(4.38)
Net asset value, end of year	$38.70	$50.22		$52.77	$42.10	$43.27

Total return[e]	(8.41)%	6.17%		33.01%	10.25%	1.97%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.70%	1.65%		1.66%	1.74%	1.69%
Expenses net of waiver and payments by affiliates	1.69%	1.64	%f	1.66%	1.74%	1.69%
Net investment income (loss)	(0.30)%	0.14%[c]		0.59%[d]	0.41%	0.31%

Supplemental data
Net assets, end of year (000’s)	$73,185	$96,279		$96,462	$71,723	$75,025
Portfolio turnover rate	26.31%	25.08%		11.54%	7.91%[g]	9.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.14)%.
dNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.27%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.
gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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70 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN VALUE INVESTORS TRUST
				FINANCIAL HIGHLIGHTS

Franklin Balance Sheet Investment Fund (continued)
		Year Ended October 31,
	2015	2014		2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$51.48	$53.90		$42.95	$43.94	$47.12
Income from investment operations[a]:
Net investment income[b]	0.09	0.36	[c]	0.49 [d]	0.37	0.42
Net realized and unrealized gains (losses)	(3.91)	3.01		13.18	3.65	0.98
Total from investment operations	(3.82)	3.37		13.67	4.02	1.40
Less distributions from:
Net investment income	(0.01)	(0.49)		(0.56)	(0.09)	(0.65)
Net realized gains	(7.59)	(5.30)		(2.16)	(4.92)	(3.93)
Total distributions	(7.60)	(5.79)		(2.72)	(5.01)	(4.58)
Net asset value, end of year	$40.06	$51.48		$53.90	$42.95	$43.94

Total return	(7.94)%	6.67%		33.67%	10.80%	2.50%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.20%	1.15%		1.16%	1.24%	1.19%
Expenses net of waiver and payments by affiliates	1.19%	1.14	%e	1.16%	1.24%	1.19%
Net investment income	0.20%	0.64%[c]		1.09%[d]	0.91%	0.81%

Supplemental data
Net assets, end of year (000’s)	$9,831	$14,261		$17,992	$15,053	$19,321
Portfolio turnover rate	26.31%	25.08%		11.54%	7.91%[f]	9.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.36%.
dNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.77%.
eBenefit of expense reduction rounds to less than 0.01%.
fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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The accompanying notes are an integral part of these financial statements. | Annual Report 71

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin Balance Sheet Investment Fund (continued)
	Year Ended October 31,
	2015	2014		2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$52.70	$55.06		$47.79
Income from investment operations[b]:
Net investment income[c]	0.37	0.47	[d]	0.32 [e]
Net realized and unrealized gains (losses)	(3.99)	3.32		6.95
Total from investment operations	(3.62)	3.79		7.27
Less distributions from:
Net investment income	(0.39)	(0.85)		—
Net realized gains	(7.59)	(5.30)		—
Total distributions	(7.98)	(6.15)		—
Net asset value, end of year	$41.10	$52.70		$55.06

Total return[f]	(7.33)%	7.37%		15.21%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates	0.51%	0.50%		2.10%
Expenses net of waiver and payments by affiliates	0.50%	0.49	%h	0.51%
Net investment income	0.89%	1.29%[d]		1.25%[e]

Supplemental data
Net assets, end of year (000’s)	$7,412	$7,863		$6
Portfolio turnover rate	26.31%	25.08%		11.54%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.01%.
eNet investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.00%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of expense reduction rounds to less than 0.01%.

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72 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN VALUE INVESTORS TRUST
				FINANCIAL HIGHLIGHTS

Franklin Balance Sheet Investment Fund (continued)
		Year Ended October 31,
	2015	2014		2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$52.68	$55.04		$43.79	$44.82	$48.01
Income from investment operations[a]:
Net investment income[b]	0.30	0.60	[c]	0.79 [d]	0.58	0.58
Net realized and unrealized gains (losses)	(4.00)	3.12		13.40	3.69	1.08
Total from investment operations	(3.70)	3.72		14.19	4.27	1.66
Less distributions from:
Net investment income	(0.31)	(0.78)		(0.78)	(0.38)	(0.92)
Net realized gains	(7.59)	(5.30)		(2.16)	(4.92)	(3.93)
Total distributions	(7.90)	(6.08)		(2.94)	(5.30)	(4.85)
Net asset value, end of year	$41.08	$52.68		$55.04	$43.79	$44.82

Total return	(7.51)%	7.23%		34.39%	11.34%	3.01%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.70%	0.65%		0.66%	0.74%	0.69%
Expenses net of waiver and payments by affiliates	0.69%	0.64	%e	0.66%	0.74%	0.69%
Net investment income	0.70%	1.14%[c]		1.59%[d]	1.41%	1.31%

Supplemental data
Net assets, end of year (000’s)	$69,330	$115,254		$107,925	$115,694	$195,437
Portfolio turnover rate	26.31%	25.08%		11.54%	7.91%[f]	9.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.86%.
dNet investment income per share includes approximately $0.15 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.27%.
eBenefit of expense reduction rounds to less than 0.01%.
fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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The accompanying notes are an integral part of these financial statements. | Annual Report 73

FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, October 31, 2015

Franklin Balance Sheet Investment Fund
	Shares	Value
Common Stocks 90.3%
Banks 9.9%
Citigroup Inc.	508,000	$27,010,360
Citizens Financial Group Inc.	880,000	21,384,000
Comerica Inc.	433,000	18,792,200
Farmers & Merchants Bank of Long Beach	1,475	8,923,750
KeyCorp	2,009,000	24,951,780
Regions Financial Corp.	555,000	5,189,250
		106,251,340
Capital Goods 5.0%
[a] Aerovironment Inc.	126,000	2,906,820
[a] Chart Industries Inc.	282,000	4,847,580
Cubic Corp.	125,000	5,606,250
Encore Wire Corp.	535,000	22,881,950
Granite Construction Inc.	82,000	2,692,880
Mueller Industries Inc.	396,000	12,481,920
Regal Beloit Corp.	42,000	2,679,180
		54,096,580
Commercial & Professional Services 2.7%
[a] Acco Brands Corp.	435,000	3,510,450
Heidrick & Struggles International Inc.	255,600	6,788,736
Kelly Services Inc., A	920,000	14,536,000
Tetra Tech Inc.	155,000	4,169,500
		29,004,686
Consumer Durables & Apparel 1.1%
M.D.C. Holdings Inc.	457,000	11,877,430
Consumer Services 2.9%
Royal Caribbean Cruises Ltd.	42,000	4,130,700
[a] Ruby Tuesday Inc.	3,089,000	16,155,470
Vail Resorts Inc.	94,500	10,789,065
		31,075,235
Energy 11.2%
Apache Corp.	333,000	15,694,290
Chevron Corp.	63,000	5,725,440
[a] Cloud Peak Energy Inc.	2,956,000	8,779,320
Devon Energy Corp.	524,600	21,996,478
Ensco PLC, A	487,000	8,098,810
[a] McDermott International Inc.	1,598,000	7,366,780
Occidental Petroleum Corp.	199,500	14,870,730
[a] PHI Inc.	77,500	1,472,500
[a] PHI Inc., non-voting	390,000	7,425,600
QEP Resources Inc.	457,000	7,065,220
Rowan Cos. PLC	884,000	17,397,120
Superior Energy Services Inc.	300,000	4,248,000
		120,140,288
Food, Beverage & Tobacco 7.4%
Archer-Daniels-Midland Co.	375,000	17,122,500
Bunge Ltd.	305,100	22,260,096
Fresh Del Monte Produce Inc.	517,000	23,590,710

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74 Annual Report

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FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS

Franklin Balance Sheet Investment Fund (continued)
	Shares	Value
Common Stocks (continued)
Food, Beverage & Tobacco (continued)
GrainCorp Ltd. (Australia)	1,999,000	$12,897,943
Sanderson Farms Inc.	50,000	3,475,500
		79,346,749
Health Care Equipment & Services 1.3%
Invacare Corp.	429,000	7,413,120
National Healthcare Corp.	105,000	6,854,400
		14,267,520
Life & Health Insurance 11.0%
E-L Financial Corp. Ltd. (Canada)	55,000	28,561,049
MetLife Inc.	495,300	24,953,214
National Western Life Group Inc., A	102,500	26,443,975
Prudential Financial Inc.	297,000	24,502,500
StanCorp Financial Group Inc.	119,800	13,743,456
		118,204,194
Materials 3.9%
Albemarle Corp.	62,000	3,318,240
Alcoa Inc.	1,630,830	14,563,312
Allegheny Technologies Inc.	424,000	6,232,800
Axiall Corp.	90,000	1,822,500
Domtar Corp.	220,000	9,072,800
[a] Intrepid Potash Inc.	1,308,000	5,048,880
Materion Corp.	85,000	2,562,750
		42,621,282
Media 1.5%
News Corp., B	857,000	13,266,360
Time Inc.	137,000	2,545,460
		15,811,820
Multi-line Insurance 2.5%
American National Insurance Co.	91,000	9,398,480
Assurant Inc.	215,000	17,528,950
		26,927,430
Pharmaceuticals, Biotechnology & Life Sciences 1.7%
[a] Bio-Rad Laboratories Inc., A	131,428	18,331,577
Property & Casualty Insurance 5.4%
The Chubb Corp.	197,000	25,481,950
Selective Insurance Group Inc.	309,000	11,275,410
The Travelers Cos. Inc.	190,600	21,516,834
		58,274,194
Real Estate 0.7%
[a,b] Trinity Place Holdings Inc.	1,200,000	7,200,000
Retailing 1.6%
Abercrombie & Fitch Co., A	247,000	5,233,930
Haverty Furniture Cos. Inc.	505,000	11,822,050
		17,055,980

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FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS

Franklin Balance Sheet Investment Fund (continued)
	Shares	Value

Common Stocks (continued)
Semiconductors & Semiconductor Equipment 7.7%
Brooks Automation Inc.	603,000	$6,657,120
[a] First Solar Inc.	482,000	27,507,740
MKS Instruments Inc.	666,000	23,469,840
[a] Photronics Inc.	2,625,000	25,173,750
		82,808,450
Technology Hardware & Equipment 7.1%
Corning Inc.	2,255,000	41,943,000
[a] Fabrinet (Thailand)	655,000	14,193,850
Ingram Micro Inc., A	548,000	16,319,440
[a] Rofin-Sinar Technologies Inc.	133,000	3,851,680
		76,307,970
Telecommunication Services 2.5%
[a] Iridium Communications Inc.	1,975,883	16,221,999
[a] Orbcomm Inc.	1,750,000	10,395,000
		26,616,999
Utilities 3.2%
Eversource Energy	136,000	6,927,840
Great Plains Energy Inc.	253,000	6,957,500
IDACORP Inc.	134,000	8,957,900
PNM Resources Inc.	249,000	7,001,880
Westar Energy Inc.	130,000	5,161,000
		35,006,120
Total Common Stocks and Other Equity Interests (Cost $787,084,222)		971,225,844
Convertible Preferred Stocks (Cost $4,667,094) 0.6%
Telecommunication Services 0.6%
Iridium Communications Inc., 6.75%, cvt., pfd., B	20,000	6,041,250
Escrows and Litigation Trusts (Cost $—) 0.1%
Utilities 0.1%
[a,c,d]KGen Power Liquidating Trust, Contingent Distribution	2,800,000	1,038,940
Total Investments before Short Term Investments (Cost $791,751,316)		978,306,034
Short Term Investments (Cost $102,695,280) 9.6%
Money Market Funds 9.6%
[a,e] Institutional Fiduciary Trust Money Market Portfolio	102,695,280	102,695,280
Total Investments (Cost $894,446,596) 100.6%		1,081,001,314
Other Assets, less Liabilities (0.6)%		(5,958,813)
Net Assets 100.0%		$1,075,042,501

aNon-income producing.
bSee Note 8 regarding holdings of 5% voting securities.
cContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.
dSecurity has been deemed illiquid because it may not be able to be sold within seven days.
eSee Note 3(f) regarding investments in affiliated management investment companies.

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76 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN VALUE INVESTORS TRUST

Financial Highlights
Franklin Large Cap Value Fund
		Year Ended October 31,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.91	$16.85	$13.05	$11.95	$11.78
Income from investment operations[a]:
Net investment income[b]	0.16	0.11	0.11	0.12	0.10
Net realized and unrealized gains (losses)	(0.86)	2.05	3.83	1.10	0.15
Total from investment operations	(0.70)	2.16	3.94	1.22	0.25
Less distributions from:
Net investment income	(0.11)	(0.10)	(0.14)	(0.12)	(0.08)
Net realized gains	(0.24)	—	—	—	—
Total distributions	(0.35)	(0.10)	(0.14)	(0.12)	(0.08)
Net asset value, end of year	$17.86	$18.91	$16.85	$13.05	$11.95

Total return[c]	(3.75)%	12.86%	30.53%	10.31%	2.09%

Ratios to average net assets
Expenses	1.31%[d]	1.31%[d]	1.35%	1.40%	1.39%
Net investment income	0.87%	0.61%	0.75%	0.95%	0.79%

Supplemental data
Net assets, end of year (000’s)	$150,557	$163,384	$138,325	$96,584	$101,711
Portfolio turnover rate	16.14%	7.25%	5.81%	15.76%	17.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 77

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin Large Cap Value Fund (continued)
		Year Ended October 31,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.67	$16.66	$12.91	$11.82	$11.65
Income from investment operations[a]:
Net investment income (loss)[b]	0.03	(0.01)	0.01	0.03	0.01
Net realized and unrealized gains (losses)	(0.85)	2.02	3.79	1.08	0.16
Total from investment operations	(0.82)	2.01	3.80	1.11	0.17
Less distributions from:
Net investment income	—	—	(0.05)	(0.02)	—
Net realized gains	(0.24)	—	—	—	—
Total distributions	(0.24)	—	(0.05)	(0.02)	—
Net asset value, end of year	$17.61	$18.67	$16.66	$12.91	$11.82

Total return[c]	(4.42)%	12.06%	29.59%	9.46%	1.46%

Ratios to average net assets
Expenses	2.03%[d]	2.00%[d]	2.06%	2.11%	2.09%
Net investment income (loss)	0.15%	(0.08)%	0.04%	0.24%	0.09%

Supplemental data
Net assets, end of year (000’s)	$36,825	$39,232	$33,287	$22,650	$22,062
Portfolio turnover rate	16.14%	7.25%	5.81%	15.76%	17.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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78 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin Large Cap Value Fund (continued)
		Year Ended October 31,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
Net asset value, beginning of year	$18.76	$16.70	$12.94	$11.85	$11.68
Income from investment operations[a]:
Net investment income[b]	0.12	0.08	0.08	0.09	0.07
Net realized and unrealized gains (losses)	(0.87)	2.03	3.80	1.09	0.16
Total from investment operations	(0.75)	2.11	3.88	1.18	0.23
Less distributions from:
Net investment income	(0.06)	(0.05)	(0.12)	(0.09)	(0.06)
Net realized gains	(0.24)	—	—	—	—
Total distributions	(0.30)	(0.05)	(0.12)	(0.09)	(0.06)
Net asset value, end of year	$17.71	$18.76	$16.70	$12.94	$11.85

Total return	(4.01)%	12.69%	30.20%	10.07%	1.92%

Ratios to average net assets
Expenses	1.53%[c]	1.50%[c]	1.56%	1.61%	1.59%
Net investment income	0.65%	0.42%	0.54%	0.74%	0.59%

Supplemental data
Net assets, end of year (000’s)	$4,322	$4,822	$4,531	$3,644	$3,638
Portfolio turnover rate	16.14%	7.25%	5.81%	15.76%	17.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin Large Cap Value Fund (continued)
	Year Ended October 31,
	2015	2014		2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.87	$16.80		$14.55
Income from investment operations[b]:
Net investment income[c]	0.25	0.18		0.09
Net realized and unrealized gains (losses)	(0.87)	2.07		2.16
Total from investment operations	(0.62)	2.25		2.25
Less distributions from:
Net investment income	(0.19)	(0.18)		—
Net realized gains	(0.24)	—		—
Total distributions	(0.43)	(0.18)		—
Net asset value, end of year	$17.82	$18.87		$16.80

Total return[d]	(3.30)%	13.54%		15.46%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.84%	0.83%		2.22%
Expenses net of waiver and payments by affiliates	0.84%[f]	0.83	%f	0.87%
Net investment income	1.34%	1.09%		1.23%

Supplemental data
Net assets, end of year (000’s)	$7,722	$7,534		$6
Portfolio turnover rate	16.14%	7.25%		5.81%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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80 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		FRANKLIN VALUE INVESTORS TRUST
			FINANCIAL HIGHLIGHTS

Franklin Large Cap Value Fund (continued)
		Year Ended October 31,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.86	$16.80	$13.01	$11.93	$11.75
Income from investment operations[a]:
Net investment income[b]	0.21	0.17	0.15	0.15	0.13
Net realized and unrealized gains (losses)	(0.86)	2.03	3.82	1.08	0.16
Total from investment operations	(0.65)	2.20	3.97	1.23	0.29
Less distributions from:
Net investment income	(0.16)	(0.14)	(0.18)	(0.15)	(0.11)
Net realized gains	(0.24)	—	—	—	—
Total distributions	(0.40)	(0.14)	(0.18)	(0.15)	(0.11)
Net asset value, end of year	$17.81	$18.86	$16.80	$13.01	$11.93

Total return	(3.46)%	13.19%	30.95%	10.53%	2.47%

Ratios to average net assets
Expenses	1.03%[c]	1.00%[c]	1.06%	1.11%	1.09%
Net investment income	1.15%	0.92%	1.04%	1.24%	1.09%

Supplemental data
Net assets, end of year (000’s)	$6,828	$6,858	$10,454	$7,169	$6,028
Portfolio turnover rate	16.14%	7.25%	5.81%	15.76%	17.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 81

FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, October 31, 2015

Franklin Large Cap Value Fund
	Shares	Value
Common Stocks 96.6%
Automobiles & Components 2.8%
BorgWarner Inc.	51,000	$2,183,820
Johnson Controls Inc.	78,500	3,546,630
		5,730,450
Banks 9.6%
Bank of America Corp.	136,000	2,282,080
BB&T Corp.	69,000	2,563,350
Citigroup Inc.	68,000	3,615,560
Comerica Inc.	70,000	3,038,000
KeyCorp	246,000	3,055,320
Regions Financial Corp.	250,000	2,337,500
U.S. Bancorp	71,000	2,994,780
		19,886,590
Capital Goods 12.4%
Dover Corp.	34,500	2,222,835
Eaton Corp. PLC	55,000	3,075,050
General Dynamics Corp.	26,000	3,863,080
General Electric Co.	83,500	2,414,820
Illinois Tool Works Inc.	28,000	2,574,320
Parker Hannifin Corp.	27,000	2,826,900
Pentair PLC (United Kingdom)	46,000	2,572,320
Rockwell Automation Inc.	15,000	1,637,400
Stanley Black & Decker Inc.	22,000	2,331,560
United Technologies Corp.	20,500	2,017,405
		25,535,690
Consumer Durables & Apparel 3.0%
NIKE Inc., B	32,400	4,245,372
Ralph Lauren Corp.	18,500	2,049,245
		6,294,617
Diversified Financials 5.6%
[a]Berkshire Hathaway Inc., A	8	1,636,768
Capital One Financial Corp.	20,456	1,613,978
Discover Financial Services	47,000	2,642,340
KKR & Co., LP	35,000	600,250
Northern Trust Corp.	27,000	1,900,530
State Street Corp.	45,000	3,105,000
		11,498,866
Energy 10.0%
Apache Corp.	19,400	914,322
Baker Hughes Inc.	37,200	1,959,696
California Resources Corp.	9,000	36,360
Chevron Corp.	20,000	1,817,600
ConocoPhillips	21,500	1,147,025
Denbury Resources Inc.	168,000	594,720
Devon Energy Corp.	27,000	1,132,110
Ensco PLC, A	56,000	931,280
Exxon Mobil Corp.	29,000	2,399,460
HollyFrontier Corp.	57,000	2,791,290
Occidental Petroleum Corp.	17,500	1,304,450

82 | Annual Report	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS

Franklin Large Cap Value Fund (continued)
	Shares	Value
Common Stocks (continued)
Energy (continued)
Phillips 66	19,250	$1,714,212
Schlumberger Ltd.	23,000	1,797,680
Valero Energy Corp.	32,000	2,109,440
		20,649,645
Food & Staples Retailing 1.8%
CVS Health Corp.	37,000	3,654,860
Food, Beverage & Tobacco 2.8%
Archer-Daniels-Midland Co.	65,000	2,967,900
Bunge Ltd.	37,500	2,736,000
		5,703,900
Health Care Equipment & Services 3.9%
Abbott Laboratories	43,300	1,939,840
Becton, Dickinson and Co.	24,000	3,420,480
Medtronic PLC	35,400	2,616,768
		7,977,088
Household & Personal Products 0.7%
The Procter & Gamble Co.	20,000	1,527,600
Insurance 9.0%
Aflac Inc.	57,000	3,633,750
The Allstate Corp.	57,000	3,527,160
MetLife Inc.	63,000	3,173,940
Principal Financial Group Inc.	58,000	2,909,280
Prudential Financial Inc.	41,000	3,382,500
The Travelers Cos. Inc.	17,000	1,919,130
		18,545,760
Materials 7.0%
Air Products and Chemicals Inc.	10,400	1,445,392
Albemarle Corp.	42,000	2,247,840
Alcoa Inc.	305,000	2,723,650
FMC Corp.	39,000	1,587,690
The Mosaic Co.	52,000	1,757,080
Nucor Corp.	78,000	3,299,400
Praxair Inc.	12,000	1,333,080
		14,394,132
Pharmaceuticals, Biotechnology & Life Sciences 6.5%
Merck & Co. Inc.	64,000	3,498,240
Pfizer Inc.	95,000	3,212,900
Roche Holding AG, ADR (Switzerland)	70,000	2,373,700
Sanofi, ADR (France)	65,000	3,272,100
Teva Pharmaceutical Industries Ltd., ADR (Israel)	18,000	1,065,420
		13,422,360
Retailing 4.5%
The Home Depot Inc.	25,500	3,152,820
Nordstrom Inc.	39,000	2,543,190
Target Corp.	48,000	3,704,640
		9,400,650

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FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS

Franklin Large Cap Value Fund (continued)
	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 3.2%
[a]First Solar Inc.	48,000	$2,739,360
Maxim Integrated Products Inc.	43,600	1,786,728
Microchip Technology Inc.	45,000	2,173,050
		6,699,138
Software & Services 4.0%
International Business Machines Corp.	10,000	1,400,800
Microsoft Corp.	54,500	2,868,880
[a]Teradata Corp.	40,000	1,124,400
Xerox Corp.	295,000	2,770,050
		8,164,130
Technology Hardware & Equipment 7.9%
Cisco Systems Inc.	110,000	3,173,500
Corning Inc.	195,000	3,627,000
EMC Corp.	65,200	1,709,544
QUALCOMM Inc.	22,500	1,336,950
SanDisk Corp.	34,000	2,618,000
TE Connectivity Ltd.	23,600	1,520,784
Western Digital Corp.	35,000	2,338,700
		16,324,478
Transportation 1.4%
American Airlines Group Inc.	44,000	2,033,680
Norfolk Southern Corp.	11,000	880,330
		2,914,010
Utilities 0.5%
Exelon Corp.	34,000	949,280
Total Common Stocks (Cost $155,088,100)		199,273,244
Short Term Investments (Cost $7,732,885) 3.8%
Money Market Funds 3.8%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	7,732,885	7,732,885
Total Investments (Cost $162,820,985) 100.4%		207,006,129
Other Assets, less Liabilities (0.4)%		(751,844)
Net Assets 100.0%		$206,254,285

See Abbreviations on page 134.

aNon-income producing.
bSee Note 3(f) regarding investments in affiliated management investment companies.

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84 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN VALUE INVESTORS TRUST

Financial Highlights
Franklin MicroCap Value Fund
		Year Ended October 31,
	2015	2014		2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$39.88	$40.99		$32.60	$32.38	$29.34
Income from investment operations[a]:
Net investment income (loss)[b]	—[c]	(0.07)[d]		0.10 [e]	0.30 [f]	0.04
Net realized and unrealized gains (losses)	(3.33)	1.44		10.25	3.77	4.07
Total from investment operations	(3.33)	1.37		10.35	4.07	4.11
Less distributions from:
Net investment income	—	(0.04)		(0.52)	(0.02)	(0.09)
Net realized gains	(3.65)	(2.44)		(1.44)	(3.83)	(0.98)
Total distributions	(3.65)	(2.48)		(1.96)	(3.85)	(1.07)
Net asset value, end of year	$32.90	$39.88		$40.99	$32.60	$32.38

Total return[g]	(8.58)%	3.39%		33.64%	14.70%	14.16%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.20%	1.16%		1.15%	1.16%	1.16%
Expenses net of waiver and payments by affiliates	1.19%	1.14	%h	1.15%	1.16%	1.16%
Net investment income (loss)	0.02%	(0.17)%[d]		0.36%[e]	1.01%[f]	0.12%

Supplemental data
Net assets, end of year (000’s)	$258,143	$346,820		$370,763	$202,636	$214,646
Portfolio turnover rate	8.64%	11.63%		11.31%	5.03%	9.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dNet investment income per share includes approximately $0.06 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.31)%.
eNet investment income per share includes approximately $0.17 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.10)%.
fNet investment income per share includes approximately $0.23 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.25%.
gTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
hBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 85

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin MicroCap Value Fund (continued)
	Year Ended October 31,
	2015	2014		2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$39.94	$41.03		$34.43
Income from investment operations[b]:
Net investment income[c]	0.14	0.03	[d]	0.04
Net realized and unrealized gains (losses)	(3.34)	1.50		6.56
Total from investment operations	(3.20)	1.53		6.60
Less distributions from:
Net investment income	—	(0.18)		—
Net realized gains	(3.65)	(2.44)		—
Total distributions	(3.65)	(2.62)		—
Net asset value, end of year	$33.09	$39.94		$41.03

Total return[e]	(8.21)%	3.79%		19.17%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.81%	0.79%		0.79%
Expenses net of waiver and payments by affiliates	0.80%	0.77	%g	0.79%
Net investment income	0.41%	0.20%[d]		0.19%

Supplemental data
Net assets, end of year (000’s)	$18,031	$25,020		$59,597
Portfolio turnover rate	8.64%	11.63%		11.31%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.06 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.06%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

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86 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		FRANKLIN VALUE INVESTORS TRUST
				FINANCIAL HIGHLIGHTS

Franklin MicroCap Value Fund (continued)
		Year Ended October 31,
	2015	2014		2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$39.90	$40.99		$32.61	$32.41	$29.37
Income from investment operations[a]:
Net investment income[b]	0.09	0.04	[c]	0.31 [d]	0.39 [e]	0.12
Net realized and unrealized gains (losses)	(3.34)	1.43		10.11	3.74	4.07
Total from investment operations	(3.25)	1.47		10.42	4.13	4.19
Less distributions from:
Net investment income	—	(0.12)		(0.60)	(0.10)	(0.17)
Net realized gains	(3.65)	(2.44)		(1.44)	(3.83)	(0.98)
Total distributions	(3.65)	(2.56)		(2.04)	(3.93)	(1.15)
Net asset value, end of year	$33.00	$39.90		$40.99	$32.61	$32.41

Total return	(8.36)%	3.64%		33.93%	14.97%	14.44%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.96%	0.92%		0.91%	0.92%	0.91%
Expenses net of waiver and payments by affiliates	0.95%	0.90	%f	0.91%	0.92%	0.91%
Net investment income	0.26%	0.07%[c]		0.60%[d]	1.25%[e]	0.37%

Supplemental data
Net assets, end of year (000’s)	$67,538	$89,880		$116,292	$165,296	$133,697
Portfolio turnover rate	8.64%	11.63%		11.31%	5.03%	9.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.06 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.07)%.
dNet investment income per share includes approximately $0.17 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.14%.
eNet investment income per share includes approximately $0.23 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.49%.
fBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 87

FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, October 31, 2015

Franklin MicroCap Value Fund
	Shares	Value
Common Stocks 95.4%
Aerospace & Defense 3.4%
[a]Ducommun Inc.	269,042	$5,822,069
[a]Sparton Corp.	255,211	6,005,115
		11,827,184
Automobiles & Components 1.8%
Spartan Motors Inc.	1,500,000	6,195,000
Banks 11.8%
Bar Harbor Bankshares	224,000	7,918,400
Citizens Community Bancorp Inc.	128,700	1,142,856
County Bancorp Inc.	50,000	916,500
First Defiance Financial Corp.	193,000	7,391,900
Investar Holding Corp.	200,000	3,158,000
MidSouth Bancorp Inc.	143,700	1,458,555
[b]Northeast Bancorp	459,500	4,939,625
Old Line Bancshares Inc.	94,145	1,614,587
Peoples Financial Services Corp.	87,543	3,564,751
Southern Missouri Bancorp Inc.	140,000	3,089,800
WSFS Financial Corp.	170,000	5,400,900
		40,595,874
Building Products 6.0%
Burnham Holdings Inc., A	219,000	3,723,000
[a,b]Continental Materials Corp.	129,700	1,710,743
[a]Gibraltar Industries Inc.	495,000	12,533,400
Insteel Industries Inc.	119,723	2,560,875
		20,528,018
Commercial & Professional Services 4.0%
Ecology and Environment Inc., A	144,000	1,527,840
Healthcare Services Group Inc.	307,000	11,438,820
Kelly Services Inc., A	60,100	949,580
		13,916,240
Construction & Engineering 2.1%
[a]Northwest Pipe Co.	170,600	2,253,626
[a]Orion Marine Group Inc.	310,000	1,212,100
[a]Sterling Construction Co.	963,400	3,728,358
		7,194,084
Consumer Durables & Apparel 4.7%
[a,b]Delta Apparel Inc.	640,000	10,515,200
[a]The Dixie Group Inc.	50,000	328,500
Flexsteel Industries Inc.	112,000	4,870,880
[a]LeapFrog Enterprises Inc.	500,000	400,000
		16,114,580
Consumer Services 2.9%
[a,b]Full House Resorts Inc.	1,600,000	2,256,000
[a]Golden Entertainment Inc.	129,800	1,213,630
[a]Ruby Tuesday Inc.	1,260,000	6,589,800
		10,059,430
Diversified Financials 1.0%
KCAP Financial Inc.	702,578	3,451,648

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FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS

Franklin MicroCap Value Fund (continued)
	Shares	Value
Common Stocks (continued)
Electrical Equipment 0.9%
Global Power Equipment Group Inc.	675,000	$2,922,750
Energy 8.6%
Ardmore Shipping Corp. (Ireland)	365,000	5,237,750
[a]Cloud Peak Energy Inc.	480,000	1,425,600
Gulf Island Fabrication Inc.	127,200	1,285,992
[a]Natural Gas Services Group Inc.	200,000	4,504,000
[a]Parker Drilling Co.	1,035,000	2,960,100
[a]PHI Inc.	17,600	334,400
[a]PHI Inc., non-voting	391,000	7,444,640
[a]Renewable Energy Group Inc.	247,000	1,948,830
Tesco Corp.	555,200	4,441,600
		29,582,912
Food & Staples Retailing 1.7%
Village Super Market Inc., A	227,000	5,688,620
Food, Beverage & Tobacco 10.5%
John B. Sanfilippo & Son Inc.	109,000	7,054,480
[a]Omega Protein Corp.	720,000	13,104,000
[a]Seneca Foods Corp., A	403,892	11,785,569
[a]Seneca Foods Corp., B	121,500	3,971,227
		35,915,276
Industrial Conglomerates 0.0%†
[a,c]Smith Investment Co. LLC	44,600	31,332
Insurance 4.3%
[a,b]ACMAT Corp., A	235,600	4,005,200
Baldwin & Lyons Inc., B	305,001	7,085,173
[a]Global Indemnity PLC, A	74,000	2,102,340
[a]Hallmark Financial Services Inc.	120,000	1,558,800
		14,751,513
Machinery 11.4%
Alamo Group Inc.	155,897	7,314,687
[b]Hardinge Inc.	934,900	8,844,154
[b]Hurco Cos. Inc.	365,000	9,807,550
[a]Lydall Inc.	152,000	5,202,960
Miller Industries Inc.	355,000	8,051,400
		39,220,751
Materials 5.0%
Central Steel and Wire Co.	6,905	4,262,974
Friedman Industries Inc.	78,791	471,958
Mercer International Inc. (Canada)	200,000	2,160,000
The Monarch Cement Co.	140,744	4,398,250
Olympic Steel Inc.	350,000	3,349,500
[a]Universal Stainless & Alloy Products Inc.	301,000	2,618,700
		17,261,382
Real Estate 1.7%
[a,c]Allen Organ Co. (LandCo. Holdings)	94,800	444,612
Arbor Realty Trust Inc.	257,700	1,610,625
[a]Bresler & Reiner Inc.	205,000	112,750

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FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS

Franklin MicroCap Value Fund (continued)
	Shares	Value
Common Stocks (continued)
Real Estate (continued)
Griffin Industrial Realty Inc.	127,000	$3,248,660
[a,b]Origen Financial Inc.	1,900,000	261,535
		5,678,182
Retailing 5.9%
Caleres Inc.	226,000	6,906,560
Fred’s Inc.	260,000	3,595,800
Haverty Furniture Cos. Inc.	200,000	4,682,000
Shoe Carnival Inc.	233,000	5,235,510
		20,419,870
Semiconductors & Semiconductor Equipment 1.3%
[a]Photronics Inc.	464,797	4,457,403
Technology Hardware & Equipment 1.3%
[a]Key Tronic Corp.	400,000	3,332,000
[a]Kimball Electronics Inc.	100,725	1,147,258
		4,479,258
Telecommunication Services 4.0%
[a]Alaska Communications Systems Group Inc.	1,100,000	2,519,000
Atlantic Tele-Network Inc.	66,000	5,043,720
[a]Hawaiian Telcom Holdco Inc.	225,000	5,134,500
North State Telecommunications Corp., B	21,757	1,048,035
		13,745,255
Transportation 1.1%
International Shipholding Corp.	345,000	700,350
Providence and Worcester Railroad Co.	190,000	3,043,800
		3,744,150
Total Common Stocks (Cost $229,691,600)		327,780,712
Short Term Investments (Cost $16,116,739) 4.7%
Money Market Funds 4.7%
[a,d]Institutional Fiduciary Trust Money Market Portfolio	16,116,739	16,116,739
Total Investments (Cost $245,808,339) 100.1%		343,897,451
Other Assets, less Liabilities (0.1)%		(185,706)
Net Assets 100.0%		$343,711,745

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 8 regarding holdings of 5% voting securities.
cSee Note 7 regarding restricted securities.
dSee Note 3(f) regarding investments in affiliated management investment companies.

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90 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN VALUE INVESTORS TRUST

Financial Highlights
Franklin MidCap Value Fund
		Year Ended October 31,
	2015	2014		2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.13	$14.76		$11.38	$10.39	$10.31
Income from investment operations[a]:
Net investment income[b]	0.11	0.08	[c]	0.11 [d]	0.08	0.05
Net realized and unrealized gains (losses)	(0.60)	1.37		3.43	0.96	0.08
Total from investment operations	(0.49)	1.45		3.54	1.04	0.13
Less distributions from:
Net investment income	(0.11)	(0.08)		(0.16)	(0.05)	(0.05)
Net realized gains	(0.31)	—		—	—	—
Total distributions	(0.42)	(0.08)		(0.16)	(0.05)	(0.05)
Net asset value, end of year	$15.22	$16.13		$14.76	$11.38	$10.39

Total return[e]	(3.07)%	9.91%		31.47%	10.04%	1.26%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.60%	1.56%		1.64%	1.70%	1.70%
Expenses net of waiver and payments by affiliates	1.34%	1.35	%f	1.35%	1.35%	1.35%
Net investment income	0.72%	0.50%[c]		0.83%[d]	0.78%	0.50%

Supplemental data
Net assets, end of year (000’s)	$127,043	$128,483		$102,866	$64,265	$62,226
Portfolio turnover rate	61.80%	24.44%		10.00%	22.29%	18.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.38%.
dNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.61%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 91

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin MidCap Value Fund (continued)
		Year Ended October 31,
	2015	2014		2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.87	$14.55		$11.21	$10.25	$10.20
Income from investment operations[a]:
Net investment income (loss)[b]	—[c]	(0.03)[d]		0.02 [e]	0.01	(0.02)
Net realized and unrealized gains (losses)	(0.59)	1.36		3.39	0.95	0.07
Total from investment operations	(0.59)	1.33		3.41	0.96	0.05
Less distributions from:
Net investment income	—	(0.01)		(0.07)	—	(—)[c]
Net realized gains	(0.31)	—		—	—	—
Total distributions	(0.31)	(0.01)		(0.07)	—	(—)[c]
Net asset value, end of year	$14.97	$15.87		$14.55	$11.21	$10.25

Total return[f]	(3.75)%	9.12%		30.56%	9.37%	0.50%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.31%	2.26%		2.34%	2.39%	2.40%
Expenses net of waiver and payments by affiliates	2.05%	2.05	%g	2.05%	2.04%	2.05%
Net investment income (loss)	0.01%	(0.20)%[d]		0.13%[e]	0.09%	(0.20)%

Supplemental data
Net assets, end of year (000’s)	$23,329	$23,926		$21,965	$12,175	$12,696
Portfolio turnover rate	61.80%	24.44%		10.00%	22.29%	18.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dNet investment income per share includes approximately $0.02 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.32)%.
eNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.09)%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
gBenefit of expense reduction rounds to less than 0.01%.

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92 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin MidCap Value Fund (continued)
		Year Ended October 31,
	2015	2014		2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.09	$14.71		$11.35	$10.36	$10.28
Income from investment operations[a]:
Net investment income[b]	0.08	0.05	[c]	0.08 [d]	0.06	0.03
Net realized and unrealized gains (losses)	(0.61)	1.38		3.42	0.95	0.08
Total from investment operations	(0.53)	1.43		3.50	1.01	0.11
Less distributions from:
Net investment income	(0.06)	(0.05)		(0.14)	(0.02)	(0.03)
Net realized gains	(0.31)	—		—	—	—
Total distributions	(0.37)	(0.05)		(0.14)	(0.02)	(0.03)
Net asset value, end of year	$15.19	$16.09		$14.71	$11.35	$10.36

Total return	(3.30)%	9.75%		31.22%	9.77%	1.05%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.81%	1.76%		1.84%	1.90%	1.90%
Expenses net of waiver and payments by affiliates	1.55%	1.55	%e	1.55%	1.55%	1.55%
Net investment income	0.51%	0.30%[c]		0.63%[d]	0.58%	0.30%

Supplemental data
Net assets, end of year (000’s)	$755	$1,103		$1,000	$485	$507
Portfolio turnover rate	61.80%	24.44%		10.00%	22.29%	18.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.18%.
dNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.41%.
eBenefit of expense reduction rounds to less than 0.01%.

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin MidCap Value Fund (continued)
		Year Ended October 31,
	2015	2014		2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.23	$14.84		$11.44	$10.45	$10.36
Income from investment operations[a]:
Net investment income[b]	0.16	0.13	[c]	0.15 [d]	0.12	0.09
Net realized and unrealized gains (losses)	(0.62)	1.38		3.45	0.95	0.08
Total from investment operations	(0.46)	1.51		3.60	1.07	0.17
Less distributions from:
Net investment income	(0.15)	(0.12)		(0.20)	(0.08)	(0.08)
Net realized gains	(0.31)	—		—	—	—
Total distributions	(0.46)	(0.12)		(0.20)	(0.08)	(0.08)
Net asset value, end of year	$15.31	$16.23		$14.84	$11.44	$10.45

Total return	(2.83)%	10.25%		31.94%	10.35%	1.59%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.31%	1.26%		1.34%	1.40%	1.40%
Expenses net of waiver and payments by affiliates	1.05%	1.05	%e	1.05%	1.05%	1.05%
Net investment income	1.01%	0.80%[c]		1.13%[d]	1.08%	0.80%

Supplemental data
Net assets, end of year (000’s)	$4,706	$4,369		$3,596	$2,507	$2,052
Portfolio turnover rate	61.80%	24.44%		10.00%	22.29%	18.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.02 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.68%.
dNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.91%.
eBenefit of expense reduction rounds to less than 0.01%.

	FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, October 31, 2015

Franklin MidCap Value Fund
	Shares/Units	Value
Common Stocks and Other Equity Interests 98.3%
Automobiles & Components 1.4%
BorgWarner Inc.	7,400	$316,868
Harley-Davidson Inc.	36,200	1,790,090
		2,106,958
Banks 5.9%
Citizens Financial Group Inc.	79,600	1,934,280
Comerica Inc.	36,700	1,592,780
KeyCorp	179,000	2,223,180
Regions Financial Corp.	239,600	2,240,260
SunTrust Banks Inc.	28,600	1,187,472
		9,177,972
Capital Goods 7.5%
BWX Technologies Inc.	29,100	823,530
Carlisle Cos. Inc.	13,400	1,165,800
Dover Corp.	6,800	438,124
Fortune Brands Home & Security Inc.	22,200	1,161,726
ITT Corp.	29,700	1,175,526
KBR Inc.	25,000	461,000
L-3 Communications Holdings Inc.	12,200	1,542,080
Owens Corning Inc.	24,674	1,123,407
Pentair PLC (United Kingdom)	7,800	436,176
Regal Beloit Corp.	18,000	1,148,220
Rockwell Automation Inc.	3,800	414,808
Stanley Black & Decker Inc.	800	84,784
W.W. Grainger Inc.	1,900	399,000
[a]WABCO Holdings Inc.	4,000	448,920
Xylem Inc.	23,200	844,712
		11,667,813
Commercial & Professional Services 1.8%
Robert Half International Inc.	15,300	805,698
Towers Watson & Co.	12,200	1,507,432
Waste Connections Inc.	9,382	511,132
		2,824,262
Consumer Durables & Apparel 2.4%
Coach Inc.	37,800	1,179,360
Hasbro Inc.	10,100	775,983
Pulte Group Inc.	65,200	1,195,116
Ralph Lauren Corp.	6,000	664,620
		3,815,079
Consumer Services 0.5%
H&R Block Inc.	21,100	786,186
Diversified Financials 4.7%
KKR & Co., LP (units)	100,800	1,728,720
Northern Trust Corp.	43,300	3,047,887
Raymond James Financial Inc.	45,300	2,496,483
		7,273,090
Energy 8.5%
Cabot Oil & Gas Corp., A	30,500	662,155
[a]Cheniere Energy Inc.	12,700	628,904

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FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS

Franklin MidCap Value Fund (continued)
	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Energy (continued)
Cimarex Energy Co.	7,200	$850,032
[a]Concho Resources Inc.	17,800	2,063,198
[a]Diamondback Energy Inc.	26,400	1,949,376
EQT Corp.	15,100	997,657
[a]FMC Technologies Inc.	22,700	767,941
Helmerich & Payne Inc.	12,000	675,240
HollyFrontier Corp.	25,800	1,263,426
National Oilwell Varco Inc.	24,700	929,708
Noble Energy Inc.	18,800	673,792
Pioneer Natural Resources Co.	5,900	809,126
Range Resources Corp.	8,400	255,696
Rowan Cos. PLC	39,900	785,232
		13,311,483
Food, Beverage & Tobacco 2.2%
Bunge Ltd.	7,594	554,058
Ingredion Inc.	14,100	1,340,346
Pilgrim’s Pride Corp.	18,100	343,719
Tyson Foods Inc.	26,500	1,175,540
		3,413,663
Health Care Equipment & Services 5.5%
[a]Community Health Systems Inc.	6,800	190,672
DENTSPLY International Inc.	19,900	1,210,915
Hill-Rom Holdings Inc.	14,000	737,660
[a]Laboratory Corp. of America Holdings	6,800	834,632
[a]LifePoint Health Inc.	15,500	1,067,640
[a]Mednax Inc.	14,600	1,028,862
[a]Premier Inc., A	10,700	361,767
ResMed Inc.	25,100	1,446,011
Zimmer Biomet Holdings Inc.	16,300	1,704,491
		8,582,650
Insurance 6.6%
Arthur J. Gallagher & Co.	17,200	752,156
The Hartford Financial Services Group Inc.	24,700	1,142,622
Principal Financial Group Inc.	44,500	2,232,120
The Progressive Corp.	81,900	2,713,347
RenaissanceRe Holdings Ltd.	11,100	1,216,893
W. R. Berkley Corp.	39,900	2,227,617
		10,284,755
Materials 7.1%
Albemarle Corp.	35,100	1,878,552
Alcoa Inc.	59,500	531,335
Ashland Inc.	14,400	1,579,968
Axiall Corp.	42,000	850,500
Celanese Corp., A	11,400	809,970
Domtar Corp.	31,600	1,303,184
The Mosaic Co.	52,700	1,780,733
Nucor Corp.	25,300	1,070,190
WestRock Co.	23,556	1,266,371
		11,070,803

96 | Annual Report	franklintempleton.com

	FRANKLIN VALUE INVESTORS TRUST
	STATEMENT OF INVESTMENTS

Franklin MidCap Value Fund (continued)
	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Media 1.1%
John Wiley & Sons Inc., A	14,500	$758,785
TEGNA Inc.	32,500	878,800
		1,637,585
Pharmaceuticals, Biotechnology & Life Sciences 2.6%
Agilent Technologies Inc.	32,300	1,219,648
[a]Bio-Rad Laboratories Inc., A	8,200	1,143,736
[a]Medivation Inc.	15,400	647,724
Perrigo Co. PLC	7,100	1,119,954
		4,131,062
Real Estate 13.2%
Alexandria Real Estate Equities Inc.	5,500	493,570
Apartment Investment & Management Co., A	26,700	1,046,373
Boston Properties Inc.	17,000	2,139,450
Brixmor Property Group Inc.	33,800	865,956
Camden Property Trust	13,400	988,786
DDR Corp.	100,900	1,695,120
Duke Realty Corp.	61,500	1,273,050
Equity Lifestyle Properties Inc.	31,300	1,893,024
General Growth Properties Inc.	30,500	882,975
Host Hotels & Resorts Inc.	172,100	2,982,493
Liberty Property Trust	36,600	1,245,132
Prologis Inc.	26,800	1,145,164
[a]Realogy Holdings Corp.	28,000	1,094,800
UDR Inc.	31,300	1,078,598
Weingarten Realty Investors	24,600	879,696
Weyerhaeuser Co.	28,000	821,240
		20,525,427
Retailing 4.3%
Best Buy Co. Inc.	27,400	959,822
Big Lots Inc.	24,300	1,120,230
Chico’s FAS Inc.	76,400	1,055,848
DSW Inc., A	51,600	1,286,904
[b]GameStop Corp., A	19,500	898,365
The Gap Inc.	24,500	666,890
Staples Inc.	50,700	658,593
		6,646,652
Semiconductors & Semiconductor Equipment 4.1%
[a]First Solar Inc.	20,300	1,158,521
KLA-Tencor Corp.	15,500	1,040,360
Lam Research Corp.	11,700	896,103
Maxim Integrated Products Inc.	18,200	745,836
Microchip Technology Inc.	18,800	907,852
NVIDIA Corp.	28,800	817,056
Teradyne Inc.	40,800	796,416
		6,362,144
Software & Services 4.3%
Amdocs Ltd.	20,000	1,191,400
[a]Autodesk Inc.	9,300	513,267
[a]Cadence Design Systems Inc.	47,500	1,055,450

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FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS

Franklin MidCap Value Fund (continued)
	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Software & Services (continued)
Leidos Holdings Inc.	17,825	$937,060
Science Applications International Corp.	16,071	737,016
Symantec Corp.	38,000	782,800
Total System Services Inc.	17,100	896,895
Xerox Corp.	61,500	577,485
		6,691,373
Technology Hardware & Equipment 3.2%
Corning Inc.	42,100	783,060
[a]Keysight Technologies Inc.	30,150	997,362
[a]Knowles Corp.	49,400	823,004
SanDisk Corp.	22,100	1,701,700
Western Digital Corp.	10,500	701,610
		5,006,736
Telecommunication Services 0.8%
CenturyLink Inc.	13,100	369,551
[a]Level 3 Communications Inc.	16,500	840,675
		1,210,226
Transportation 0.9%
Alaska Air Group Inc.	9,500	724,375
J.B. Hunt Transport Services Inc.	9,900	756,063
		1,480,438
Utilities 9.7%
American Water Works Co. Inc.	13,400	768,624
[a]Calpine Corp.	112,100	1,738,671
CMS Energy Corp.	56,500	2,037,955
DTE Energy Co.	25,300	2,064,227
Eversource Energy	49,700	2,531,718
ITC Holdings Corp.	75,900	2,483,448
Sempra Energy	22,800	2,334,948
UGI Corp.	33,300	1,221,111
		15,180,702
Total Common Stocks and Other Equity Interests (Cost $137,783,470)		153,187,059
Short Term Investments 2.5%
Money Market Funds (Cost $2,941,745) 1.9%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	2,941,745	2,941,745

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98 Annual Report

franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS

Franklin MidCap Value Fund (continued)
	Principal
	Amount	Value
Short Term Investments (continued)
[d]Investments from Cash Collateral Received for Loaned Securities
(Cost $907,003) 0.6%
Repurchase Agreements 0.6%
[e]Joint Repurchase Agreement, 0.07%, 11/02/15 (Maturity Value $907,008)
RBS Securities Inc.
Collateralized by U.S. Treasury Note, 0.184% - 3.375%, 8/15/16 - 8/15/21
(valued at $925,143)	$907,003	$907,003
Total Investments (Cost $141,632,218) 100.8%		157,035,807
Other Assets, less Liabilities (0.8)%		(1,201,555)

Net Assets 100.0%		$155,834,252

aNon-income producing.
bA portion or all of the security is on loan at October 31, 2015. See Note 1(d).
cSee Note 3(f) regarding investments in affiliated management investment companies.
dSee Note 1(d) regarding securities on loan.
eSee Note 1(c) regarding joint repurchase agreement.

FRANKLIN VALUE INVESTORS TRUST

Financial Highlights
Franklin Small Cap Value Fund
		Year Ended October 31,
	2015	2014		2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$58.96	$59.76		$45.12	$42.25	$39.69
Income from investment operations[a]:
Net investment income[b]	0.30 [c]	0.16	[d]	0.30 [e]	0.34 [f]	0.18
Net realized and unrealized gains (losses)	(2.33)	2.03		16.30	4.47	2.50
Total from investment operations	(2.03)	2.19		16.60	4.81	2.68
Less distributions from:
Net investment income	(0.12)	(0.25)		(0.49)	(0.17)	(0.12)
Net realized gains	(5.09)	(2.74)		(1.47)	(1.77)	—
Total distributions	(5.21)	(2.99)		(1.96)	(1.94)	(0.12)
Net asset value, end of year	$51.72	$58.96		$59.76	$45.12	$42.25

Total return[g]	(3.31)%	3.76%		38.15%	12.08%	6.73%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.16%	1.13%		1.19%	1.26%	1.21%
Expenses net of waiver and payments by affiliates	1.15%	1.13	%h	1.19%	1.26%	1.21%
Net investment income	0.56%[c]	0.27%[d]		0.57%[e]	0.79%[f]	0.41%

Supplemental data
Net assets, end of year (000’s)	$1,062,353	$1,294,724		$1,224,592	$856,541	$829,710
Portfolio turnover rate	25.88%	21.30%		13.04%	5.18%	14.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.11 per share received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.36%.
dNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.21%.
eNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.38%.
fNet investment income per share includes approximately $0.14 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.48%.
gTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
hBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

		FRANKLIN VALUE INVESTORS TRUST
				FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)
		Year Ended October 31,
	2015	2014		2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$54.53	$55.62		$42.12	$39.66	$37.42
Income from investment operations[a]:
Net investment income (loss)[b]	(0.07)[c]	(0.24)[d]		(0.05)[e]	0.04 [f]	(0.12)
Net realized and unrealized gains (losses)	(2.15)	1.89		15.21	4.19	2.36
Total from investment operations	(2.22)	1.65		15.16	4.23	2.24
Less distributions from:
Net investment income	—	—		(0.19)	—	—
Net realized gains	(5.09)	(2.74)		(1.47)	(1.77)	—
Total distributions	(5.09)	(2.74)		(1.66)	(1.77)	—
Net asset value, end of year	$47.22	$54.53		$55.62	$42.12	$39.66

Total return[g]	(4.01)%	3.03%		37.23%	11.29%	5.99%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.87%	1.83%		1.89%	1.95%	1.91%
Expenses net of waiver and payments by affiliates	1.86%	1.83	%h	1.89%	1.95%	1.91%
Net investment income (loss)	(0.15)%[c]	(0.43)%[d]		(0.13)%[e]	0.10%[f]	(0.29)%

Supplemental data
Net assets, end of year (000’s)	$229,119	$266,845		$247,742	$183,986	$189,321
Portfolio turnover rate	25.88%	21.30%		13.04%	5.18%	14.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.11 per share received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.35)%.
dNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.49)%.
eNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.32)%.
fNet investment income per share includes approximately $0.14 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.21)%.
gTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
hBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)
		Year Ended October 31,
	2015	2014		2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$58.40	$59.21		$44.71	$41.88	$39.35
Income from investment operations[a]:
Net investment income[b]	0.19 [c]	0.04	[d]	0.21 [e]	0.26 [f]	0.09
Net realized and unrealized gains (losses)	(2.32)	2.02		16.15	4.42	2.48
Total from investment operations	(2.13)	2.06		16.36	4.68	2.57
Less distributions from:
Net investment income	(—)[g]	(0.13)		(0.39)	(0.08)	(0.04)
Net realized gains	(5.09)	(2.74)		(1.47)	(1.77)	—
Total distributions	(5.09)	(2.87)		(1.86)	(1.85)	(0.04)
Net asset value, end of year	$51.18	$58.40		$59.21	$44.71	$41.88

Total return	(3.53)%	3.55%		37.91%	11.85%	6.53%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.37%	1.33%		1.39%	1.46%	1.41%
Expenses net of waiver and payments by affiliates	1.36%	1.33	%h	1.39%	1.46%	1.41%
Net investment income	0.35%[c]	0.07%[d]		0.37%[e]	0.59%[f]	0.21%

Supplemental data
Net assets, end of year (000’s)	$221,939	$280,908		$272,697	$220,539	$221,524
Portfolio turnover rate	25.88%	21.30%		13.04%	5.18%	14.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.11 per share received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.15%.
dNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.01%.
eNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.18%.
fNet investment income per share includes approximately $0.14 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.28%.
gAmount rounds to less than $0.01 per share.
hBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

	FRANKLIN VALUE INVESTORS TRUST
	FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)
	Year Ended October 31,
	2015	2014		2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$61.09	$61.78		$50.83
Income from investment operations[b]:
Net investment income[c]	0.62 [d]	0.42	[e]	0.19
Net realized and unrealized gains (losses)	(2.43)	2.16		10.76
Total from investment operations	(1.81)	2.58		10.95
Less distributions from:
Net investment income	(0.44)	(0.53)		—
Net realized gains	(5.09)	(2.74)		—
Total distributions	(5.53)	(3.27)		—
Net asset value, end of year	$53.75	$61.09		$61.78

Total return[f]	(2.80)%	4.31%		21.54%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates	0.62%	0.60%		2.09%
Expenses net of waiver and payments by affiliates	0.61%	0.60	%h	0.64%
Net investment income	1.10%[d]	0.80%[e]		0.68%

Supplemental data
Net assets, end of year (000’s)	$59,339	$34,278		$17
Portfolio turnover rate	25.88%	21.30%		13.04%

aFor the period May 1, 2013 (effective date) to October 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.11 per share received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.90%.
eNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.74%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)
		Year Ended October 31,
	2015	2014		2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$61.01	$61.72		$46.54	$43.53	$40.87
Income from investment operations[a]:
Net investment income[b]	0.47 [c]	0.34	[d]	0.46 [e]	0.48 [f]	0.32
Net realized and unrealized gains (losses)	(2.41)	2.10		16.82	4.60	2.57
Total from investment operations	(1.94)	2.44		17.28	5.08	2.89
Less distributions from:
Net investment income	(0.31)	(0.41)		(0.63)	(0.30)	(0.23)
Net realized gains	(5.09)	(2.74)		(1.47)	(1.77)	—
Total distributions	(5.40)	(3.15)		(2.10)	(2.07)	(0.23)
Net asset value, end of year	$53.67	$61.01		$61.72	$46.54	$43.53

Total return	(3.03)%	4.07%		38.56%	12.42%	7.05%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.87%	0.83%		0.89%	0.96%	0.91%
Expenses net of waiver and payments by affiliates	0.86%	0.83	%g	0.89%	0.96%	0.91%
Net investment income	0.85%[c]	0.57%[d]		0.87%[e]	1.09%[f]	0.71%

Supplemental data
Net assets, end of year (000’s)	$635,499	$816,430		$653,660	$419,840	$359,034
Portfolio turnover rate	25.88%	21.30%		13.04%	5.18%	14.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.11 per share received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.65%.
dNet investment income per share includes approximately $0.04 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.51%.
eNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.68%.
fNet investment income per share includes approximately $0.14 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.78%.
gBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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	FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, October 31, 2015

Franklin Small Cap Value Fund
	Shares	Value
Common Stocks 93.9%
Aerospace & Defense 2.1%
[a]AAR Corp.	2,063,800	$46,827,622
Automobiles & Components 5.0%
Drew Industries Inc.	562,700	33,666,341
Gentex Corp.	1,659,800	27,204,122
Thor Industries Inc.	602,600	32,588,608
Winnebago Industries Inc.	807,500	16,949,425
		110,408,496
Banks 3.8%
Chemical Financial Corp.	726,755	24,658,797
EverBank Financial Corp.	2,456,000	42,390,560
Lakeland Financial Corp.	47,800	2,147,654
Peoples Bancorp Inc.	421,800	8,081,688
TrustCo Bank Corp. NY	1,103,300	6,873,559
		84,152,258
Building Products 5.9%
[b]Gibraltar Industries Inc.	1,451,800	36,759,576
Griffon Corp.	276,900	4,757,142
Simpson Manufacturing Co. Inc.	756,600	28,735,668
Universal Forest Products Inc.	824,200	59,861,646
		130,114,032
Commercial & Professional Services 3.2%
[b]Huron Consulting Group Inc.	240,100	11,596,830
McGrath RentCorp	1,060,000	31,853,000
MSA Safety Inc.	616,300	26,796,724
		70,246,554
Construction & Engineering 3.6%
EMCOR Group Inc.	950,900	45,909,452
Granite Construction Inc.	1,016,070	33,367,739
		79,277,191
Consumer Durables & Apparel 6.9%
[b]BRP Inc. (Canada)	1,436,100	25,854,303
Brunswick Corp.	354,300	19,064,883
[b]Crocs Inc.	1,983,900	21,426,120
[b]Helen of Troy Ltd.	38,100	3,779,901
[a]Hooker Furniture Corp.	582,900	14,467,578
La-Z-Boy Inc.	1,595,400	45,548,670
[b]M/I Homes Inc.	943,300	21,648,735
		151,790,190
Electrical Equipment 4.6%
EnerSys	557,500	34,001,925
Franklin Electric Co. Inc.	559,700	18,447,712
Regal Beloit Corp.	763,100	48,678,149
		101,127,786
Energy 3.8%
Bristow Group Inc.	493,400	17,135,782
Energen Corp.	319,900	18,602,185

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS

Franklin Small Cap Value Fund (continued)
	Shares	Value
Common Stocks (continued)
Energy (continued)
[b]Helix Energy Solutions Group Inc.	871,200	$5,035,536
Hunting PLC (United Kingdom)	2,375,100	13,170,921
[b]Oil States International Inc.	388,400	11,655,884
[b]Unit Corp.	1,354,600	17,081,506
		82,681,814
Food, Beverage & Tobacco 3.1%
GrainCorp Ltd. (Australia)	2,675,000	17,259,629
Maple Leaf Foods Inc. (Canada)	3,243,800	51,576,308
		68,835,937
Health Care Equipment & Services 6.1%
Hill-Rom Holdings Inc.	574,200	30,254,598
Invacare Corp.	750,000	12,960,000
STERIS Corp.	706,100	52,922,195
Teleflex Inc.	297,000	39,501,000
		135,637,793
Industrial Conglomerates 1.8%
Carlisle Cos. Inc.	458,000	39,846,000
Insurance 9.2%
Arthur J. Gallagher & Co.	304,400	13,311,412
Aspen Insurance Holdings Ltd.	944,400	45,907,284
Endurance Specialty Holdings Ltd.	203,337	12,836,665
The Hanover Insurance Group Inc.	414,500	34,921,625
Old Republic International Corp.	1,820,000	32,832,800
StanCorp Financial Group Inc.	331,400	38,018,208
Validus Holdings Ltd.	585,411	25,933,707
		203,761,701
Machinery 6.1%
Astec Industries Inc.	1,097,000	35,652,500
Hillenbrand Inc.	643,200	19,083,744
Kennametal Inc.	21,000	590,520
[c]Lindsay Corp.	232,900	15,785,962
Mueller Industries Inc.	1,198,500	37,776,720
[b]Wabash National Corp.	1,834,800	21,962,556
Watts Water Technologies Inc., A	80,000	4,355,200
		135,207,202
Materials 10.2%
A. Schulman Inc.	741,376	26,607,985
Allegheny Technologies Inc.	417,600	6,138,720
AptarGroup Inc.	84,600	6,223,176
Axiall Corp.	2,042,600	41,362,650
Carpenter Technology Corp.	557,200	18,560,332
H.B. Fuller Co.	664,000	25,225,360
Minerals Technologies Inc.	468,600	27,619,284
RPM International Inc.	253,100	11,569,201
Sensient Technologies Corp.	685,600	44,749,112
Stepan Co.	313,500	16,593,555
		224,649,375

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS

Franklin Small Cap Value Fund (continued)
	Shares	Value
Common Stocks (continued)
Pharmaceuticals, Biotechnology & Life Sciences 2.5%
Gerresheimer AG (Germany)	696,300	$54,318,522
Real Estate 2.3%
LTC Properties Inc.	1,190,700	51,021,495
Retailing 6.9%
Caleres Inc.	740,800	22,638,848
The Cato Corp., A	561,200	21,190,912
[b]Genesco Inc.	316,400	19,822,460
Group 1 Automotive Inc.	129,900	11,294,805
The Men’s Wearhouse Inc.	736,700	29,453,266
[b]The Pep Boys - Manny, Moe & Jack	2,684,329	40,372,308
[b]West Marine Inc.	815,200	8,298,736
		153,071,335
Semiconductors & Semiconductor Equipment 1.7%
Cohu Inc.	1,000,000	12,590,000
MKS Instruments Inc.	695,300	24,502,372
		37,092,372
Technology Hardware & Equipment 1.9%
Ingram Micro Inc., A	708,400	21,096,152
[b]Rofin-Sinar Technologies Inc.	713,000	20,648,480
		41,744,632
Utilities 3.2%
IDACORP Inc.	391,720	26,186,482
The Laclede Group Inc.	762,200	44,642,054
		70,828,536
Total Common Stocks (Cost $1,663,928,315)		2,072,640,843

	Principal
	Amount

Corporate Bonds (Cost $13,496,716) 0.5%
Energy 0.5%
Unit Corp., senior sub. note, 6.625%, 5/15/21	$13,927,000	11,211,235
Total Investments before Short Term Investments (Cost $1,677,425,031)		2,083,852,078
	Shares

Short Term Investments 7.1%
Money Market Funds (Cost $141,887,127) 6.4%
[b,d]Institutional Fiduciary Trust Money Market Portfolio	141,887,127	141,887,127
[e]Investments from Cash Collateral Received for Loaned Securities 0.7%
Money Market Funds (Cost $14,250,000) 0.6%
[b,d]Institutional Fiduciary Trust Money Market Portfolio	14,250,000	14,250,000

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS

Franklin Small Cap Value Fund (continued)
	Principal Amount	Value
Short Term Investments (continued)
[f]Repurchase Agreements (Cost $1,587,317) 0.1%
Joint Repurchase Agreement, 0.07%, 11/02/15 (Maturity Value $1,587,326)
RBS Securities Inc.
Collateralized by U.S. Treasury Note, 0.184% - 3.375%, 8/15/16 - 8/15/21
(Valued at $1,619,064)	$1,587,317	$1,587,317
Total Investments from Cash Collateral Received for Loaned Securities
(Cost $15,837,317)		15,837,317
Total Investments (Cost $1,835,149,475) 101.5%		2,241,576,522
Other Assets, less Liabilities (1.5)%		(33,327,657)
Net Assets 100.0%		$2,208,248,865

aSee Note 8 regarding holdings of 5% voting securities.
bNon-income producing.
cA portion or all of the security is on loan at October 31, 2015. See Note 1(d).
dSee Note 3(f) regarding investments in affiliated management investment companies.
eSee Note 1(d) regarding securities on loan.
fSee Note 1(c) regarding joint repurchase agreements.

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Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN VALUE INVESTORS TRUST

Financial Statements

Statements of Assets and Liabilities
October 31, 2015

	Franklin All Cap	Franklin Balance Sheet	Franklin Large Cap
	Value Fund	Investment Fund	Value Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$40,000,195	$781,354,481	$155,088,100
Cost - Non-controlled affiliates (Note 3f and 8)	6,094,257	113,092,115	7,732,885
Total cost of investments	$46,094,452	$894,446,596	$162,820,985
Value - Unaffiliated issuers	$44,098,686	$971,106,034	$199,273,244
Value - Non-controlled affiliates (Note 3f and 8)	6,094,257	109,895,280	7,732,885
Total value of investments	50,192,943	1,081,001,314	207,006,129
Receivables:
Investment securities sold	293,975	—	209,996
Capital shares sold	23,422	449,428	323,142
Dividends and interest	27,441	261,350	130,899
Affiliates	39,203	—	—
Other assets	12	254	42
Total assets	50,576,996	1,081,712,346	207,670,208
Liabilities:
Payables:
Investment securities purchased	11,786	757,462	879,065
Capital shares redeemed	133,833	4,754,474	271,819
Management fees	—	421,212	128,599
Distribution fees	14,164	259,112	63,886
Transfer agent fees	14,852	394,657	51,584
Accrued expenses and other liabilities	12,231	82,928	20,970
Total liabilities	186,866	6,669,845	1,415,923
Net assets, at value	$50,390,130	$1,075,042,501	$206,254,285
Net assets consist of:
Paid-in capital	$42,957,143	$735,495,780	$144,796,335
Undistributed net investment income	21,122	4,314,901	1,130,257
Net unrealized appreciation (depreciation)	4,098,471	186,554,718	44,185,144
Accumulated net realized gain (loss)	3,313,394	148,677,102	16,142,549
Net assets, at value	$50,390,130	$1,075,042,501	$206,254,285

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FRANKLIN VALUE INVESTORS TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
October 31, 2015

	Franklin All Cap	Franklin Balance Sheet	Franklin Large Cap
	Value Fund	Investment Fund	Value Fund
Class A:
Net assets, at value	$40,894,300	$915,284,719	$150,556,562
Shares outstanding	3,444,090	22,845,320	8,431,488
Net asset value per share[a]	$11.87	$40.06	$17.86
Maximum offering price per share (net asset value per
share ÷ 94.25%)	$12.59	$42.50	$18.95
Class C:
Net assets, at value	$6,520,976	$73,184,646	$36,825,150
Shares outstanding	564,657	1,891,020	2,090,901
Net asset value and maximum offering price per share[a]	$11.55	$38.70	$17.61
Class R:
Net assets, at value	$58,730	$9,830,836	$4,322,472
Shares outstanding	4,954	245,401	244,006
Net asset value and maximum offering price per share	$11.86	$40.06	$17.71
Class R6:
Net assets, at value	—	$7,411,985	$7,722,451
Shares outstanding	—	180,322	433,401
Net asset value and maximum offering price per share	—	$41.10	$17.82
Advisor Class:
Net assets, at value	$2,916,124	$69,330,315	$6,827,650
Shares outstanding	244,170	1,687,827	383,327
Net asset value and maximum offering price per share	$11.94	$41.08	$17.81

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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		FRANKLIN VALUE INVESTORS TRUST
		FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
October 31, 2015

	Franklin MicroCap	Franklin MidCap	Franklin Small Cap
	Value Fund	Value Fund	Value Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$201,590,430	$137,783,470	$1,622,446,270
Cost - Non-controlled affiliates (Note 3f and 8)	44,217,909	2,941,745	211,115,888
Cost - Repurchase agreements	—	907,003	1,587,317
Total cost of investments	$245,808,339	$141,632,218	$1,835,149,475
Value - Unaffiliated issuers	$285,440,705	$153,187,059	$2,022,556,878
Value - Non-controlled affiliates (Note 3f and 8)	58,456,746	2,941,745	217,432,327
Value - Repurchase agreements	—	907,003	1,587,317
Total value of investments[a]	343,897,451	157,035,807	2,241,576,522
Receivables:
Investment securities sold	541,313	—	1,294,777
Capital shares sold	48,133	147,414	1,533,113
Dividends and interest	470	47,433	1,126,662
Other assets	78	30	489
Total assets	344,487,445	157,230,684	2,245,531,563
Liabilities:
Payables:
Investment securities purchased	205,629	—	4,673,421
Capital shares redeemed	162,711	352,649	13,878,088
Management fees	217,961	17,155	1,072,073
Distribution fees	54,174	46,852	507,365
Transfer agent fees	105,616	51,431	1,159,072
Payable upon return of securities loaned	—	907,003	15,837,317
Accrued expenses and other liabilities	29,609	21,342	155,362
Total liabilities	775,700	1,396,432	37,282,698
Net assets, at value	$343,711,745	$155,834,252	$2,208,248,865
Net assets consist of:
Paid-in capital	$207,203,092	$128,225,225	$1,586,945,888
Undistributed net investment income (distributions in excess of
net investment income)	(391,259)	147,654	8,918,000
Net unrealized appreciation (depreciation)	98,089,112	15,403,589	406,425,747
Accumulated net realized gain (loss)	38,810,800	12,057,784	205,959,230
Net assets, at value	$343,711,745	$155,834,252	$2,208,248,865

[a]Includes securities loaned	$—	$893,758	$15,785,962

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FRANKLIN VALUE INVESTORS TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
October 31, 2015

	Franklin MicroCap	Franklin MidCap	Franklin Small Cap
	Value Fund	Value Fund	Value Fund
Class A:
Net assets, at value	$258,143,285	$127,043,302	$1,062,353,180
Shares outstanding	7,846,046	8,344,614	20,540,962
Net asset value per share[a]	$32.90	$15.22	$51.72
Maximum offering price per share (net asset value per
share ÷ 94.25%)	$34.91	$16.15	$54.88
Class C:
Net assets, at value	—	$23,329,119	$229,118,993
Shares outstanding	—	1,558,551	4,852,379
Net asset value and maximum offering price per share[a]	—	$14.97	$47.22
Class R:
Net assets, at value	—	$755,383	$221,938,719
Shares outstanding	—	49,729	4,336,131
Net asset value and maximum offering price per share	—	$15.19	$51.18
Class R6:
Net assets, at value	$18,030,524	—	$59,338,836
Shares outstanding	544,856	—	1,104,081
Net asset value and maximum offering price per share	$33.09	—	$53.75
Advisor Class:
Net assets, at value	$67,537,936	$4,706,448	$635,499,137
Shares outstanding	2,046,299	307,310	11,841,226
Net asset value and maximum offering price per share	$33.00	$15.31	$53.67

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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		FRANKLIN VALUE INVESTORS TRUST
		FINANCIAL STATEMENTS

Statements of Operations
for the year ended October 31, 2015

	Franklin All Cap	Franklin Balance Sheet	Franklin Large Cap
	Value Fund	Investment Fund	Value Fund
Investment income:
Dividends	$767,128	$17,599,640	$4,768,365
Interest	19,716	—	—
Income from securities loaned	—	16,804	—
Total investment income	786,844	17,616,444	4,768,365
Expenses:
Management fees (Note 3a)	417,150	5,954,065	1,641,772
Distribution fees: (Note 3c)
Class A	130,319	2,657,602	455,313
Class C	75,726	839,604	390,200
Class R	338	57,855	23,427
Transfer agent fees: (Note 3e)
Class A	107,403	1,962,492	304,061
Class C	18,252	154,997	74,516
Class R	161	21,359	8,911
Class R6	—	238	137
Advisor Class	7,176	185,105	13,287
Custodian fees (Note 4)	783	14,116	1,887
Reports to shareholders	14,075	144,876	36,376
Registration and filing fees	68,123	164,465	82,287
Professional fees	69,637	92,972	60,213
Trustees’ fees and expenses	2,748	66,177	10,516
Other	5,201	78,071	7,119
Total expenses	917,092	12,393,994	3,110,022
Expenses waived/paid by affiliates (Note 3f and 3g)	(182,546)	(122,723)	(6,261)
Net expenses	734,546	12,271,271	3,103,761
Net investment income	52,298	5,345,173	1,664,604
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	3,345,014	149,299,996	16,143,087
Foreign currency transactions	(2,940)	(29,246)	(5,275)
Net realized gain (loss)	3,342,074	149,270,750	16,137,812
Net change in unrealized appreciation (depreciation) on:
Investments	(6,332,358)	(260,058,370)	(26,095,364)
Translation of other assets and liabilities denominated in foreign
currencies	29	—	—
Net change in unrealized appreciation (depreciation)	(6,332,329)	(260,058,370)	(26,095,364)
Net realized and unrealized gain (loss)	(2,990,255)	(110,787,620)	(9,957,552)
Net increase (decrease) in net assets resulting from operations	$(2,937,957)	$(105,442,447)	$(8,292,948)

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FRANKLIN VALUE INVESTORS TRUST
FINANCIAL STATEMENTS

Statements of Operations (continued)
for the year ended October 31, 2015

	Franklin MicroCap	Franklin MidCap	Franklin Small Cap
	Value Fund	Value Fund	Value Fund

Investment income:
Dividends:
Unaffiliated issuers	$4,616,054	$3,189,567	$39,233,690
Non-controlled affiliates (Note 8)	208,159	—	760,352
Interest	—	—	918,116
Income from securities loaned	855	144,977	1,779,057
Total investment income	4,825,068	3,334,544	42,691,215
Expenses:
Management fees (Note 3a)	2,991,254	1,540,449	14,372,044
Distribution fees: (Note 3c)
Class A	735,085	379,859	3,422,981
Class C	—	247,029	2,516,473
Class R	—	4,647	1,269,653
Transfer agent fees: (Note 3e)
Class A	460,525	323,059	3,076,771
Class C	—	60,751	654,833
Class R	—	2,276	659,119
Class R6	386	—	7,441
Advisor Class	116,680	11,062	1,940,168
Custodian fees (Note 4)	3,470	1,416	33,624
Reports to shareholders	45,967	35,330	298,749
Registration and filing fees	69,631	66,628	186,401
Professional fees	71,328	60,757	116,255
Trustees’ fees and expenses	20,476	7,636	125,059
Other	10,746	6,003	35,306
Total expenses	4,525,548	2,746,902	28,714,877
Expenses waived/paid by affiliates (Note 3f and 3g)	(22,325)	(412,706)	(159,494)
Net expenses	4,503,223	2,334,196	28,555,383
Net investment income	321,845	1,000,348	14,135,832
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	43,151,337	12,284,486	207,574,118
Non-controlled affiliates (Note 8)	(4,339,337)	—	264,116
Foreign currency transactions	—	—	99,490
Net realized gain (loss)	38,812,000	12,284,486	207,937,724
Net change in unrealized appreciation (depreciation) on:
Investments	(75,270,265)	(18,638,584)	(301,245,221)
Translation of other assets and liabilities denominated in foreign
currencies	—	—	(662)
Net change in unrealized appreciation (depreciation)	(75,270,265)	(18,638,584)	(301,245,883)
Net realized and unrealized gain (loss)	(36,458,265)	(6,354,098)	(93,308,159)
Net increase (decrease) in net assets resulting from operations	$(36,136,420)	$(5,353,750)	$(79,172,327)

		FRANKLIN VALUE INVESTORS TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets

			Franklin Balance Sheet
	Franklin All Cap Value Fund		Investment Fund
	Year Ended October 31,		Year Ended October 31,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$52,298	$24,181	$5,345,173	$13,009,506
Net realized gain (loss)	3,342,074	3,487,251	149,270,750	210,815,819
Net change in unrealized appreciation (depreciation)	(6,332,329)	(575,215)	(260,058,370)	(121,868,345)
Net increase (decrease) in net assets resulting
from operations	(2,937,957)	2,936,217	(105,442,447)	101,956,980
Distributions to shareholders from:
Net investment income:
Class A	(33,783)	(50,259)	(3,957,412)	(14,959,798)
Class C	—	—	—	(589,599)
Class R	(5)	—	(1,756)	(165,042)
Class R6	—	—	(57,404)	(89)
Advisor Class	(11,336)	(7,582)	(644,542)	(1,543,619)
Net realized gains:
Class A	(1,524,390)	—	(177,375,288)	(122,421,330)
Class C	(271,238)	—	(14,401,328)	(9,966,279)
Class R	(2,591)	—	(1,988,576)	(1,768,405)
Class R6	—	—	(1,129,406)	(554)
Advisor Class	(96,641)	—	(15,940,901)	(10,518,510)
Total distributions to shareholders	(1,939,984)	(57,841)	(215,496,613)	(161,933,225)
Capital share transactions: (Note 2)
Class A	(1,843,100)	7,271,346	(39,456,578)	15,929,679
Class C	(1,075,218)	2,188,422	(1,325,175)	4,325,524
Class R	(14,425)	30,560	(1,483,804)	(2,932,345)
Class R6	—	—	1,316,064	7,784,596
Advisor Class	208,266	418,274	(18,629,141)	11,500,739
Total capital share transactions	(2,724,477)	9,908,602	(59,578,634)	36,608,193
Net increase (decrease) in net assets	(7,602,418)	12,786,978	(380,517,694)	(23,368,052)
Net assets:
Beginning of year	57,992,548	45,205,570	1,455,560,195	1,478,928,247
End of year	$50,390,130	$57,992,548	$1,075,042,501	$1,455,560,195
Undistributed net investment income included in net
assets:
End of year	$21,122	$—	$4,314,901	$3,640,720

FRANKLIN VALUE INVESTORS TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Large Cap Value Fund		Franklin MicroCap Value Fund
	Year Ended October 31,		Year Ended October 31,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,664,604	$1,051,987	$321,845	$(457,261)
Net realized gain (loss)	16,137,812	4,197,297	38,812,000	41,797,793
Net change in unrealized appreciation
(depreciation)	(26,095,364)	18,971,300	(75,270,265)	(24,252,988)
Net increase (decrease) in net assets resulting
from operations	(8,292,948)	24,220,584	(36,136,420)	17,087,544
Distributions to shareholders from:
Net investment income:
Class A	(918,042)	(792,172)	—	(418,914)
Class R	(16,051)	(14,847)	—	—
Class R6	(77,645)	(63)	—	(257,885)
Advisor Class	(59,539)	(88,326)	—	(343,252)
Net realized gains:
Class A	(2,085,669)	—	(31,272,031)	(22,065,456)
Class C	(507,761)	—	—	—
Class R	(61,773)	—	—	—
Class R6	(97,927)	—	(2,229,315)	(3,559,372)
Advisor Class	(88,111)	—	(7,981,634)	(6,844,604)
Total distributions to shareholders	(3,912,518)	(895,408)	(41,482,980)	(33,489,483)
Capital share transactions: (Note 2)
Class A	(3,971,569)	7,768,816	(29,885,991)	(13,690,618)
Class C	(134,925)	1,832,820	—	—
Class R	(255,021)	(272,749)	—	—
Class R6	632,155	7,059,112	(2,944,946)	(31,539,116)
Advisor Class	359,608	(4,487,125)	(7,557,529)	(23,300,969)
Total capital share transactions	(3,369,752)	11,900,874	(40,388,466)	(68,530,703)
Net increase (decrease) in net assets	(15,575,218)	35,226,050	(118,007,866)	(84,932,642)
Net assets:
Beginning of year	221,829,503	186,603,453	461,719,611	546,652,253
End of year	$206,254,285	$221,829,503	$343,711,745	$461,719,611
Undistributed net investment income (distributions
in excess of net investment income) included in
net assets:
End of year	$1,130,257	$542,205	$(391,259)	$(1,208,938)

		FRANKLIN VALUE INVESTORS TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin MidCap Value Fund		Franklin Small Cap Value Fund
	Year Ended October 31,		Year Ended October 31,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$1,000,348	$588,940	$14,135,832	$6,938,106
Net realized gain (loss)	12,284,486	9,267,971	207,937,724	230,265,221
Net change in unrealized appreciation
(depreciation)	(18,638,584)	3,530,984	(301,245,883)	(148,290,867)
Net increase (decrease) in net assets resulting
from operations	(5,353,750)	13,387,895	(79,172,327)	88,912,460
Distributions to shareholders from:
Net investment income:
Class A	(866,505)	(604,249)	(2,585,362)	(5,158,667)
Class C	—	(8,906)	—	(351)
Class R	(3,785)	(3,235)	(8,002)	(602,165)
Class R6	—	—	(298,630)	(156)
Advisor Class	(42,471)	(30,235)	(4,065,275)	(4,460,827)
Net realized gains:
Class A	(2,473,197)	—	(110,504,165)	(56,728,963)
Class C	(466,142)	—	(24,786,735)	(12,277,329)
Class R	(18,353)	—	(23,952,774)	(12,617,850)
Class R6	—	—	(3,448,309)	(802)
Advisor Class	(84,941)	—	(67,827,243)	(29,783,762)
Total distributions to shareholders	(3,955,394)	(646,625)	(237,476,495)	(121,630,872)
Capital share transactions: (Note 2)
Class A	6,132,968	15,373,299	(82,172,729)	86,659,167
Class C	853,401	(94,542)	(2,782,028)	23,120,327
Class R	(300,745)	12,347	(26,620,260)	11,846,774
Class R6	—	—	31,865,969	33,767,749
Advisor Class	577,641	420,748	(88,579,327)	171,802,693
Total capital share transactions	7,263,265	15,711,852	(168,288,375)	327,196,710
Net increase (decrease) in net assets	(2,045,879)	28,453,122	(484,937,197)	294,478,298
Net assets:
Beginning of year	157,880,131	129,427,009	2,693,186,062	2,398,707,764
End of year	$155,834,252	$157,880,131	$2,208,248,865	$2,693,186,062
Undistributed net investment income (distributions
in excess of net investment income) included in
net assets:
End of year	$147,654	$202,317	$8,918,000	$(166,846)

FRANKLIN VALUE INVESTORS TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Value Investors Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A, Class R6 & Advisor Class
Franklin MicroCap Value Fund[a]
Class A, Class C, Class R & Advisor Class
Franklin All Cap Value Fund[b]
Franklin MidCap Value Fund
Class A, Class C, Class R, Class R6 & Advisor Class
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin Small Cap Value Fund

aFranklin MicroCap Value Fund was closed to new investors with limited exceptions effective January 2004, and has remained closed except for two days in mid-February 2013, when the Fund was opened on a limited basis.
bEffective December 10, 2015, Franklin All Cap Value Fund will close to all new investments (with limited exceptions), in preparation for a proposed Fund reorganization subject to shareholder approval.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Repurchase agreements are valued at cost, which approximates fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also

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FRANKLIN VALUE INVESTORS TRUST

NOTES TO FINANCIAL STATEMENTS

be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreements

Certain Funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Funds’ custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved coun-terparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default

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1. Organization and Significant Accounting

Policies (continued)

c. Joint Repurchase Agreements (continued)

by either the seller or the Funds, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Funds may sell securities they hold as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Funds at year end, as indicated in the Statements of Investments, had been entered into on October 30, 2015.

d. Securities Lending

Certain Funds participate in an agency based securities lending program to earn additional income. The Funds receive cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds, and/or a joint repurchase agreement as indicated in the Statement of Investments. The total cash collateral received at year end was $907,003 and $15,837,317 for Franklin MidCap Value Fund and Franklin Small Cap Value Fund, respectively. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statements of Operations. The Funds bear the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Funds. If the borrower defaults on its obligation to return the securities loaned, the Funds have the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, Franklin Balance Sheet Investment Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of October 31, 2015, and for all open tax years, each Fund has determined that no liability for unrecognized tax benefits is required in each Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with

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U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At October 31, 2015, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds’ shares were as follows:

			Franklin Balance Sheet
	Franklin All Cap Value Fund		Investment Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended October 31, 2015
Shares sold	749,243	$9,375,692	2,982,041	$127,746,082
Shares issued in reinvestment of distributions	124,349	1,489,699	4,080,647	169,142,832
Shares redeemed	(1,016,728)	(12,708,491)	(7,922,471)	(336,345,492)
Net increase (decrease)	(143,136)	$(1,843,100)	(859,783)	$(39,456,578)
Year ended October 31, 2014
Shares sold	1,386,632	$17,898,876	5,393,871	$277,382,597
Shares issued in reinvestment of distributions	3,879	48,353	2,595,569	128,610,432
Shares redeemed	(829,707)	(10,675,883)	(7,560,225)	(390,063,350)
Net increase (decrease)	560,804	$7,271,346	429,215	$15,929,679
Class C Shares:
Year ended October 31, 2015
Shares sold	107,132	$1,313,991	190,088	$7,865,985
Shares issued in reinvestment of distributions	22,426	263,054	350,650	14,131,204
Shares redeemed	(214,779)	(2,652,263)	(567,025)	(23,322,364)
Net increase (decrease)	(85,221)	$(1,075,218)	(26,287)	$(1,325,175)

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2. Shares of Beneficial Interest (continued)
			Franklin Balance Sheet
	Franklin All Cap Value Fund		Investment Fund
	Shares	Amount	Shares	Amount

Class C Shares: (continued)
Year ended October 31, 2014
Shares sold	317,351	$4,023,681	344,205	$17,505,580
Shares issued in reinvestment of distributions	—	—	212,198	10,310,697
Shares redeemed	(144,365)	(1,835,259)	(466,983)	(23,490,753)
Net increase (decrease)	172,986	$2,188,422	89,420	$4,325,524
Class R Shares:
Year ended October 31, 2015
Shares sold	966	$12,072	43,924	$1,888,602
Shares issued in reinvestment of distributions	216	2,596	47,914	1,990,332
Shares redeemed	(2,289)	(29,093)	(123,440)	(5,362,738)
Net increase (decrease)	(1,107)	$(14,425)	(31,602)	$(1,483,804)
Year ended October 31, 2014
Shares sold	2,312	$30,678	47,690	$2,467,107
Shares issued in reinvestment of distributions	—	—	38,981	1,933,447
Shares redeemed	(9)	(118)	(143,473)	(7,332,899)
Net increase (decrease)	2,303	$30,560	(56,802)	$(2,932,345)
Class R6 Shares:
Year ended October 31, 2015
Shares sold			82,914	$3,565,508
Shares redeemed			(51,792)	(2,249,444)
Net increase (decrease)			31,122	$1,316,064
Year ended October 31, 2014
Shares sold			167,902	$8,761,887
Shares redeemed			(18,807)	(977,291)
Net increase (decrease)			149,095	$7,784,596
Advisor Class Shares:
Year ended October 31, 2015
Shares sold	34,167	$426,868	962,485	$40,938,747
Shares issued in reinvestment of distributions	8,454	101,619	382,991	16,242,641
Shares redeemed	(25,999)	(320,221)	(1,845,642)	(75,810,529)
Net increase (decrease)	16,622	$208,266	(500,166)	$(18,629,141)
Year ended October 31, 2014
Shares sold	62,164	$825,270	536,829	$28,174,157
Shares issued in reinvestment of distributions	597	7,459	233,789	11,811,029
Shares redeemed	(31,426)	(414,455)	(543,326)	(28,484,447)
Net increase (decrease)	31,335	$418,274	227,292	$11,500,739

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	Franklin Large Cap Value Fund		Franklin MicroCap Value Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended October 31, 2015
Shares sold	1,528,813	$28,241,217	324,987	$11,261,598
Shares issued in reinvestment of distributions	156,111	2,813,128	882,953	29,834,976
Shares redeemed	(1,895,152)	(35,025,914)	(2,058,848)	(70,982,565)
Net increase (decrease)	(210,228)	$(3,971,569)	(850,908)	$(29,885,991)
Year ended October 31, 2014
Shares sold	2,164,475	$38,944,872	615,494	$24,566,846
Shares issued in reinvestment of distributions	43,164	738,121	543,454	21,455,549
Shares redeemed	(1,776,504)	(31,914,177)	(1,507,287)	(59,713,013)
Net increase (decrease)	431,135	$7,768,816	(348,339)	$(13,690,618)
Class C Shares:
Year ended October 31, 2015
Shares sold	513,908	$9,421,096
Shares issued in reinvestment of distributions	26,467	473,494
Shares redeemed	(550,438)	(10,029,515)
Net increase (decrease)	(10,063)	$(134,925)
Year ended October 31, 2014
Shares sold	464,312	$8,272,177
Shares redeemed	(361,284)	(6,439,357)
Net increase (decrease)	103,028	$1,832,820
Class R Shares:
Year ended October 31, 2015
Shares sold	48,533	$884,334
Shares issued in reinvestment of distributions	4,341	77,744
Shares redeemed	(65,943)	(1,217,099)
Net increase (decrease)	(13,069)	$(255,021)
Year ended October 31, 2014
Shares sold	72,518	$1,283,689
Shares issued in reinvestment of distributions	873	14,840
Shares redeemed	(87,579)	(1,571,278)
Net increase (decrease)	(14,188)	$(272,749)
Class R6 Shares:
Year ended October 31, 2015
Shares sold	170,683	$3,154,787	114,444	$3,929,258
Shares issued in reinvestment of distributions	—	—	8,160	276,364
Shares redeemed	(136,630)	(2,522,632)	(204,167)	(7,150,568)
Net increase (decrease)	34,053	$632,155	(81,563)	$(2,944,946)
Year ended October 31, 2014
Shares sold	449,657	$7,978,258	740,076	$29,481,275
Shares issued in reinvestment of distributions	—	—	96,860	3,817,257
Shares redeemed	(50,653)	(919,146)	(1,663,083)	(64,837,648)
Net increase (decrease)	399,004	$7,059,112	(826,147)	$(31,539,116)

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2. Shares of Beneficial Interest (continued)
	Franklin Large Cap Value Fund		Franklin MicroCap Value Fund
	Shares	Amount	Shares	Amount

Advisor Class Shares:
Year ended October 31, 2015
Shares sold	71,923	$1,333,749	801,057	$27,290,882
Shares issued in reinvestment of distributions	7,482	134,147	218,953	7,405,000
Shares redeemed	(59,609)	(1,108,288)	(1,226,178)	(42,253,411)
Net increase (decrease)	19,796	$359,608	(206,168)	$(7,557,529)
Year ended October 31, 2014
Shares sold	128,625	$2,304,158	290,343	$11,573,412
Shares issued in reinvestment of distributions	5,006	85,155	171,112	6,745,230
Shares redeemed	(392,326)	(6,876,438)	(1,045,926)	(41,619,611)
Net increase (decrease)	(258,695)	$(4,487,125)	(584,471)	$(23,300,969)

	Franklin MidCap Value Fund		Franklin Small Cap Value Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended October 31, 2015
Shares sold	1,884,426	$29,749,760	3,824,195	$204,728,167
Shares issued in reinvestment of distributions	214,510	3,273,429	2,025,011	103,336,289
Shares redeemed	(1,718,427)	(26,890,221)	(7,267,182)	(390,237,185)
Net increase (decrease)	380,509	$6,132,968	(1,417,976)	$(82,172,729)
Year ended October 31, 2014
Shares sold	2,434,835	$37,628,824	5,748,092	$339,423,757
Shares issued in reinvestment of distributions	39,544	587,598	984,630	56,941,176
Shares redeemed	(1,478,383)	(22,843,123)	(5,265,944)	(309,705,766)
Net increase (decrease)	995,996	$15,373,299	1,466,778	$86,659,167
Class C Shares:
Year ended October 31, 2015
Shares sold	406,918	$6,357,539	670,073	$32,945,114
Shares issued in reinvestment of distributions	29,826	450,366	479,995	22,502,184
Shares redeemed	(386,023)	(5,954,504)	(1,191,237)	(58,229,326)
Net increase (decrease)	50,721	$853,401	(41,169)	$(2,782,028)
Year ended October 31, 2014
Shares sold	493,756	$7,527,219	1,098,152	$59,329,389
Shares issued in reinvestment of distributions	578	8,494	206,367	11,104,596
Shares redeemed	(496,548)	(7,630,255)	(865,470)	(47,313,658)
Net increase (decrease)	(2,214)	$(94,542)	439,049	$23,120,327
Class R Shares:
Year ended October 31, 2015
Shares sold	9,507	$151,491	948,990	$50,222,888
Shares issued in reinvestment of distributions	1,451	22,138	450,281	22,784,204
Shares redeemed	(29,779)	(474,374)	(1,873,284)	(99,627,352)
Net increase (decrease)	(18,821)	$(300,745)	(474,013)	$(26,620,260)
Year ended October 31, 2014
Shares sold	8,957	$140,047	1,640,763	$96,121,139
Shares issued in reinvestment of distributions	218	3,235	219,039	12,568,430
Shares redeemed	(8,606)	(130,935)	(1,654,939)	(96,842,795)
Net increase (decrease)	569	$12,347	204,863	$11,846,774

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	Franklin MidCap Value Fund		Franklin Small Cap Value Fund
	Shares	Amount	Shares	Amount

Class R6 Shares:
Year ended October 31, 2015
Shares sold			1,056,050	$59,655,409
Shares issued in reinvestment of distributions			30,966	1,634,378
Shares redeemed			(544,057)	(29,423,818)
Net increase (decrease)			542,959	$31,865,969
Year ended October 31, 2014
Shares sold			626,045	$37,768,712
Shares issued in reinvestment of distributions			11	636
Shares redeemed			(65,214)	(4,001,599)
Net increase (decrease)			560,842	$33,767,749
Advisor Class Shares:
Year ended October 31, 2015
Shares sold	77,835	$1,210,833	3,869,868	$215,282,871
Shares issued in reinvestment of distributions	7,944	121,696	1,276,090	67,403,070
Shares redeemed	(47,730)	(754,888)	(6,686,035)	(371,265,268)
Net increase (decrease)	38,049	$577,641	(1,540,077)	$(88,579,327)
Year ended October 31, 2014
Shares sold	74,320	$1,164,595	5,964,306	$364,433,191
Shares issued in reinvestment of distributions	1,990	29,678	527,625	31,488,681
Shares redeemed	(49,340)	(773,525)	(3,701,967)	(224,119,179)
Net increase (decrease)	26,970	$420,748	2,789,964	$171,802,693

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin All Cap Value Fund and Franklin Large Cap Value Fund each pay an investment management fee to Advisory Services based on the average daily net assets of each of the funds as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.600%	Over $1 billion, up to and including $1.5 billion
0.550%	Over $1.5 billion, up to and including $6.5 billion
0.525%	Over $6.5 billion, up to and including $11.5 billion
0.500%	Over $11.5 billion, up to and including $16.5 billion
0.490%	Over $16.5 billion, up to and including $19 billion
0.480%	Over $19 billion, up to and including $21.5 billion
0.470%	In excess of $21.5 billion

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3.	Transactions with Affiliates (continued)
a.	Management Fees (continued)

Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of 0.75% per year of the average daily net assets of the fund.

Franklin MidCap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $500 million
0.850%	Over $500 million, up to and including $1 billion
0.800%	Over $1 billion, up to and including $1.5 billion
0.750%	Over $1.5 billion, up to and including $6.5 billion
0.725%	Over $6.5 billion, up to and including $11.5 billion
0.700%	Over $11.5 billion, up to and including $16.5 billion
0.690%	Over $16.5 billion, up to and including $19 billion
0.680%	Over $19 billion, up to and including $21.5 billion
0.670%	In excess of $21.5 billion

Franklin Small Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $5 billion
0.490%	In excess of $5 billion

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Funds. The fee is paid by Advisory Services based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

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c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plan, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin	Franklin	Franklin	Franklin	Franklin	Franklin
	All Cap	Balance Sheet	Large Cap	MicroCap	MidCap	Small Cap
	Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund
Reimbursement Plans:
Class A	0.35%	0.25%	0.35%	0.25%	0.35%	0.35%
Compensation Plans:
Class C	1.00%	1.00%	1.00%	—	1.00%	1.00%
Class R	0.50%	0.50%	0.50%	—	0.50%	0.50%

For Franklin All Cap Value Fund, Franklin Large Cap Value Fund, Franklin MidCap Value Fund, and Franklin Small Cap Value Fund, the Board has set the current rate at 0.25% per year for Class A shares, effective August 1, 2015, until further notice and approval by the Board. Prior to August 1, 2015, the Board had set the rate at 0.30% per year for Class A shares.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin	Franklin	Franklin	Franklin	Franklin	Franklin
	All Cap	Balance Sheet	Large Cap	MicroCap	MidCap	Small Cap
	Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund
Sales charges retained net of
commissions paid to unaffiliated
broker/dealers	$29,645	$169,327	$73,652	$17,262	$83,518	$269,507
CDSC retained	$2,758	$8,498	$5,210	$135	$2,963	$14,203

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended October 31, 2015, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin	Franklin	Franklin	Franklin	Franklin	Franklin
	All Cap	Balance Sheet	Large Cap	MicroCap	MidCap	Small Cap
	Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund

Transfer agent fees	$64,028	$887,768	$191,208	$197,586	$167,481	$2,351,010

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NOTES TO FINANCIAL STATEMENTS

3.	Transactions with Affiliates (continued)
f.	Investments in Affiliated Management Investment Companies

The Funds invest in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment company, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees.

								% of Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares				Outstanding
	at Beginning	Gross	Gross	Held at End	Value at	Investment	Realized	Held at
	of Year	Additions	Reductions	of Year	End of Year	Income	Gain (Loss)	End of Year
Franklin All Cap Value Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	2,415,951	32,686,092	(29,007,786)	6,094,257	$6,094,257	$ —	$ —	0.03%
Franklin Balance Sheet
Investment Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	192,857,335	265,744,027	(355,906,082)	102,695,280	$102,695,280	$ —	$ —	0.46%
Franklin Large Cap Value Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	7,907,565	39,860,722	(40,035,402)	7,732,885	$7,732,885	$ —	$ —	0.03%
Franklin MicroCap Value Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	44,628,215	57,357,557	(85,869,033)	16,116,739	$16,116,739	$ —	$ —	0.07%
Franklin MidCap Value Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	3,487,573	72,400,315	(72,946,143)	2,941,745	$2,941,745	$ —	$ —	0.01%
Franklin Small Cap Value Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio	157,811,623	528,702,345	(530,376,841)	156,137,127	$156,137,127	$ —	$ —	0.70%

g. Waiver and Expense Reimbursements

Advisory Services has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by Franklin All Cap Value Fund and Franklin MidCap Value Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the funds do not exceed 0.95% and 1.05% respectively (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 29, 2016.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until February 29, 2016. For Franklin Balance Sheet Investment Fund, Franklin Large Cap Value Fund and Franklin MicroCap Value Fund, there were no Class R6 transfer agent fees waived during the year ended October 31, 2015.

FRANKLIN VALUE INVESTORS TRUST
NOTES TO FINANCIAL STATEMENTS

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended October 31, 2015, there were no credits earned.

5. Income Taxes

For tax purposes, the Funds may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At October 31, 2015 Franklin MicroCap Value Fund deferred late-year ordinary losses of $316,437.

The tax character of distributions paid during the years ended October 31, 2015 and 2014, was as follows:

	Franklin All Cap		Franklin Balance Sheet		Franklin Large Cap
	Value Fund		Investment Fund		Value Fund
	2015	2014	2015	2014	2015	2014
Distributions paid from:
Ordinary income	$45,124	$30,480	$26,525,797	$35,090,165	$1,071,277	$895,408
Long term capital gain	1,894,860	27,361	188,970,816	126,843,060	2,841,241	—
	$1,939,984	$57,841	$215,496,613	$161,933,225	$3,912,518	$895,408

	Franklin MicroCap		Franklin MidCap		Franklin Small Cap
	Value Fund		Value Fund		Value Fund
	2015	2014	2015	2014	2015	2014
Distributions paid from:
Ordinary income	$842,070	$2,140,926	$912,761	$646,625	$12,731,751	$13,376,470
Long term capital gain	40,640,910	31,348,557	3,042,633	—	224,744,744	108,254,402
	$41,482,980	$33,489,483	$3,955,394	$646,625	$237,476,495	$121,630,872

At October 31, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

		Franklin
	Franklin All Cap	Balance Sheet	Franklin Large Cap
	Value Fund	Investment Fund	Value Fund
Cost of investments	$46,168,258	$895,068,740	$162,820,985

Unrealized appreciation	$7,753,010	$295,092,531	$56,347,219
Unrealized depreciation	(3,728,325)	(109,159,957)	(12,162,075)
Net unrealized appreciation (depreciation)	$4,024,685	$185,932,574	$44,185,144

Undistributed ordinary income	$21,122	$4,314,905	$1,374,954
Undistributed long term capital gains	3,387,200	149,299,246	15,897,850
Distributable earnings	$3,408,322	$153,614,151	$17,272,804

FRANKLIN VALUE INVESTORS TRUST
NOTES TO FINANCIAL STATEMENTS

5.	Income Taxes (continued)

	Franklin MicroCap	Franklin MidCap	Franklin Small Cap
	Value Fund	Value Fund	Value Fund
Cost of investments	$245,883,162	$142,049,627	$1,835,166,107

Unrealized appreciation	$140,718,041	$24,361,788	$557,921,407
Unrealized depreciation	(42,703,752)	(9,375,608)	(151,510,992)
Net unrealized appreciation (depreciation)	$98,014,289	$14,986,180	$406,410,415

Undistributed ordinary income	$—	$507,331	$8,918,000
Undistributed long term capital gains	38,810,800	12,115,518	205,975,862
Distributable earnings	$38,810,800	$12,622,849	$214,893,862

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of pass-through entity income, corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2015, were as follows:

	Franklin	Franklin	Franklin	Franklin	Franklin		Franklin
	All Cap	Balance Sheet	Large Cap	MicroCap	MidCap		Small Cap
	Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund		Value Fund

Purchase	$41,134,386	$299,765,840	$34,046,978	$32,269,817		$102,990,525	$607,979,665
Sales	$49,626,999	$468,056,720	$38,611,455	$86,279,246		$ 97,207,561	$973,463,845

7. Restricted Securities

Certain Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2015, Franklin MicroCap Value Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value
94,800	Allen Organ Co. (LandCo. Holdings)	9/07/06	$181,146	$444,612
44,600	Smith Investment Co. LLC	1/20/09	—	31,332
	Total Restricted Securities (Value is 0.14% of Net Assets)		$181,146	$475,944

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NOTES TO FINANCIAL STATEMENTS

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for Franklin Balance Sheet Investment Fund, Franklin MicroCap Value Fund and Franklin Small Cap Value Fund for the year ended October 31, 2015, were as shown below.

	Number of			Number of
	Shares Held			Shares
	at Beginning	Gross	Gross	Held at End		Value at	Investment		Realized
Name of Issuer	of Year	Additions	Reductions	of Year		End of Year	Income		Gain (Loss)
Franklin Balance Sheet Investment Fund
Non-Controlled Affiliates
KGen Power Liquidating Trust,
Contingent Distribution	2,800,000	—	—	2,800,000	$	—[a,b]	$—		$—
Trinity Place Holdings Inc.	1,200,000	—	—	1,200,000		7,200,000	—		—
Total Affiliated Securities (Value is 0.67% of Net Assets)						$7,200,000	$—		$—

Franklin MicroCap Value Fund
Non-Controlled Affiliates
ACMAT Corp., A	274,900	—	(39,300)	235,600		$4,005,200	$—		$772,245
Cal Dive International Inc.	5,395,000	—	(5,395,000)	—		—	—		(9,361,898)
Continental Materials Corp.	129,700	—	—	129,700		1,710,743	—		—
Delta Apparel Inc.	800,000	—	(160,000)	640,000		10,515,200	—		1,586,333
Full House Resorts Inc.	1,600,000	—	—	1,600,000		2,256,000	—		—
Hardinge Inc.	934,900	—	—	934,900		8,844,154	74,792		—
Hurco Cos. Inc.	379,400	—	(14,400)	365,000		9,807,550	115,212		254,703
Magellan Petroleum Corp.	2,377,980	150,000	(2,527,980)[c]	—		—	—		(572,147)
Northeast Bancorp	437,000	22,500	—	459,500		4,939,625	18,155		—
Omega Protein Corp.	1,080,000	—	(360,000)	720,000		—[a]	—		2,981,427
Origen Financial Inc.	1,900,000	—	—	1,900,000		261,535	—		—
Total Affiliated Securities (Value is 12.32% of Net Assets)						$42,340,007	$208,159		$(4,339,337)

Franklin Small Cap Value Fund
Non-Controlled Affiliates
AAR Corp.	1,563,100	583,300	(82,600)	2,063,800		$46,827,622	$527,192		$264,116
Hooker Furniture Corp.	582,900	—	—	582,900		14,467,578	233,160		—
Total Affiliated Securities (Value is 2.78% of Net Assets)						$61,295,200	$760,352	$	$264,116

aAs of October 31, 2015, no longer an affiliate.
bEffective June 30, 2014, the common shares were converted into liquidating trust interests, which are non-voting shares.
cA portion of the gross reduction was the result of a corporate action.

9. Upcoming Acquisitions/Reorganization

On October 20, 2015, the Board approved a proposal to reorganize Franklin All Cap Value Fund with and into Franklin Small Cap Value Fund, subject to approval by the shareholders of Franklin All Cap Value Fund.

10. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

FRANKLIN VALUE INVESTORS TRUST
NOTES TO FINANCIAL STATEMENTS

10. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended October 31, 2015, the Funds did not use the Global Credit Facility.

11. Reorganization to a Delaware Statutory Trust

On June 5, 2015, shareholders approved an Agreement and Plan of Reorganization whereby the Funds would be reorganized and their domicile changed from a Massachusetts business trust to a Delaware statutory trust. The reorganization became effective on November 2, 2015.

12. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of October 31, 2015, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin All Cap Value Fund
Assets:
Investments in Securities
Equity Investments[a]	$43,857,991	$—	$—	$43,857,991
Corporate Bonds	—	240,695	—	240,695
Short Term Investments	6,094,257	—	—	6,094,257
Total Investments in Securities	$49,952,248	$240,695	$—	$50,192,943
Franklin Balance Sheet Investment Fund
Assets:
Investments in Securities
Equity Investments:
Telecommunication Services	$26,616,999	$6,041,250	$—	$32,658,249
All Other Equity Investments[a,b]	944,608,845	—	—	944,608,845
Escrows and Litigation Trusts	—	—	1,038,940	1,038,940
Short Term Investments	102,695,280	—	—	102,695,280
Total Investments in Securities	$1,073,921,124	$6,041,250	$1,038,940	$1,081,001,314

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		NOTES TO FINANCIAL STATEMENTS

	Level 1	Level 2	Level 3	Total
Franklin Large Cap Value Fund
Assets:
Investments in Securities
Equity Investments[a]	$199,273,244	$—	$—	$199,273,244
Short Term Investments	7,732,885	—	—	7,732,885
Total Investments in Securities	$207,006,129	$—	$—	$207,006,129
Franklin MicroCap Value Fund
Assets:
Investments in Securities:
Equity Investments:
Industrial Conglomerates	$—	$—	$31,332	$31,332
Real Estate	5,120,820	112,750	444,612	5,678,182
All Other Equity Investments[a]	322,071,198	—	—	322,071,198
Short Term Investments	16,116,739	—	—	16,116,739
Total Investments in Securities	$343,308,757	$112,750	$475,944	$343,897,451
Franklin MidCap Value Fund
Assets:
Investments in Securities:
Equity Investments[a]	$153,187,059	$—	$—	$153,187,059
Short Term Investments	2,941,745	907,003	—	3,848,748
Total Investments in Securities	$156,128,804	$907,003	$—	$157,035,807
Franklin Small Cap Value Fund
Assets:
Investments in Securities:
Equity Investments[a]	$2,072,640,843	$—	$—	$2,072,640,843
Corporate Bonds	—	11,211,235	—	11,211,235
Short Term Investments	156,137,127	1,587,317	—	157,724,444
Total Investments in Securities	$2,228,777,970	$12,798,552	$—	$2,241,576,522

[a]For detailed categories, see the accompanying Statement of Investments.
[b]Includes common and convertible preferred stocks as well as other equity investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

13. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for certain transactions accounted for as a sale for interim and annual reporting periods beginning after December 15, 2014 and transactions accounted for as secured borrowings for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

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NOTES TO FINANCIAL STATEMENTS

14. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR American Depositary Receipt

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Value Investors Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin All Cap Value Fund, Franklin Balance Sheet Investment Fund, Franklin Large Cap Value Fund, Franklin MicroCap Value Fund, Franklin MidCap Value Fund and Franklin Small Cap Value Fund (separate portfolios of Franklin Value Investors Trust, hereafter referred to as the “Funds”) at October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 17, 2015

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended October 31, 2015:

	Franklin
Franklin All Cap	Balance Sheet	Franklin Large Cap	Franklin MicroCap	Franklin MidCap	Franklin Small Cap
Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund
$1,894,860	$188,970,816	$2,841,241	$40,640,910	$3,042,633	$224,744,744

Under Section 871(k)(2)(C) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2015:

	Franklin
Franklin All Cap	Balance Sheet	Franklin Large Cap	Franklin MicroCap	Franklin MidCap	Franklin Small Cap
Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund
$—	$21,884,051	$—	$842,070	$—	$5,772,089

Under Section 854(b)(1)(A) of the Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2015:

	Franklin
Franklin All Cap	Balance Sheet	Franklin Large Cap	Franklin MicroCap	Franklin MidCap	Franklin Small Cap
Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund
100%	56.13%	100%	100%	100%	100%

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2015:

	Franklin
Franklin All Cap	Balance Sheet	Franklin Large Cap	Franklin MicroCap	Franklin MidCap	Franklin Small Cap
Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund
$732,302	$16,895,717	$4,588,542	$4,554,845	$2,561,506	$39,051,481

Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Edward I. Altman, Ph.D. (1941)	Trustee	Since April 2015	17	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; financial consultant; an adviser to numerous financial and publishing organizations; and formerly, Vice Director, Salomon Center, Stern School of Business, New York University.

Ann Torre Bates (1958)	Trustee	Since April 2015	42	Navient Corporation (loan
One Franklin Parkway				management, servicing and asset
San Mateo, CA 94403-1906				recovery) (2014-present), Ares Capital
				Corporation (specialty finance
				company) (2010-present), United
				Natural Foods, Inc. (distributor of
				natural, organic and specialty foods)
				(2013-present), Allied Capital
				Corporation (financial services)
				(2003-2010) and SLM Corporation
				(Sallie Mae) (1997-2014).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Burton J. Greenwald (1929)	Vice Chairman	Vice Chairman	17	Franklin Templeton Emerging Markets
One Franklin Parkway	and Trustee	since April 2015		Debt Opportunities Fund PLC and
San Mateo, CA 94403-1906		and Trustee		Fiduciary International Ireland Limited
		since 2001		(1999-2015).

Principal Occupation During at Least the Past 5 Years:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and formerly, Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.

Jan Hopkins Trachtman (1947) Trustee	Since April 2015	17	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on Advisory Board of Knight Bagehot Fellowship; and formerly, Anchor/Correspondent, CNN Financial News (until 2003); Managing Director and Head of Client Communications, Citigroup Private Bank (until 2005); Off-Air Reporter, ABC News’ World News Tonight; and Editor, CBS Network News.

Keith E. Mitchell (1954)	Trustee	Since April 2015	17	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Director of various boards of asset management firms; and formerly, Managing Member, Mitchell, Hartley & Bechtel Advisers, LLC (formerly, Mitchell Advisers, LLC) (advisory firm) (2003-2015) and Managing Director, Putman Lovell NBF.

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

David W. Niemiec (1949)	Trustee	Since 2011	42	Emeritus Corporation (assisted living)
One Franklin Parkway				(1999-2010) and OSI
San Mateo, CA 94403-1906				Pharmaceuticals, Inc. (pharmaceutical
products) (2006-2010).
Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Charles Rubens II (1930)	Trustee	Since 1989	17	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Private investor and president of non-profit organizations; and formerly, an executive of Time, Inc.; and Trustee of Colorado College.

Robert E. Wade (1946)	Chairman of	Chairman of the 42		El Oro Ltd (investments)
One Franklin Parkway	the Board and	Board since April		(2003-present).
San Mateo, CA 94403-1906	Trustee	2015 and Trustee
since 2004

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

Gregory H. Williams (1943)	Trustee	Since 2008	17	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Private investor; Consultant; and formerly, President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since April 2015	163	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

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Interested Board Members and Officers (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Jennifer M. Johnson (1964)	Trustee	Since April 2015	10	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Co-President, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of three of the investment companies in Franklin Templeton Investments; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

**William J. Lippman (1925) Trustee	Since 1989	7	None
55 Challenger Road, Suite 501
Ridgefield Park, New Jersey 07660

Principal Occupation During at Least the Past 5 Years:

Director or trustee, as the case may be, of two of the investment companies in Franklin Templeton Investments; and formerly, President, Franklin Advisory Services, LLC (1999-2014); and Director, Templeton Worldwide, Inc. (1994-2014).

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Officer–
San Mateo, CA 94403-1906	Finance and
Administration

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955)	Secretary and	Secretary since	Not Applicable	Not Applicable
One Franklin Parkway	Vice President	2005 and Vice
San Mateo, CA 94403-1906		President since
2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin Templeton Companies, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Rupert H. Johnson, Jr. (1940)	Vice President	Since 1989	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Robert G. Kubilis (1973)	Treasurer,	Since 2012	Not Applicable	Not Applicable
300 S.E. 2nd Street	Chief Financial
Fort Lauderdale, FL 33301-1923	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin
Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South and Templeton
Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Donald G. Taylor (1954)	President and	Since 2014	Not Applicable	Not Applicable
55 Challenger Road, Suite 501	Chief Executive
Ridgefield Park, New Jersey 07660 Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:
President and Chief Investment Officer, Franklin Advisory Services, LLC; and officer of two of the investment companies in Franklin Templeton
Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Navid Tofigh (1972)	Vice President	Since November	Not Applicable	Not Applicable
One Franklin Parkway		2015
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable

One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President Since 2011	Not Applicable	Not Applicable

300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as an officer of Resources. William J. Lippman is considered to be an interested person of the Fund under the federal securities laws due to his position as a shareholder of Resources and his longstanding former positions as an officer of the Fund’s investment manager and director of another subsidiary of Resources.
Note 1: Gregory E. Johnson and Jennifer M. Johnson are siblings. Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson and Jennifer M. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated David W. Niemiec as an audit committee financial expert. The Board believes that
Mr. Niemiec qualifies as such an expert in view of his extensive business background and experience. Mr. Niemiec has served as a member of the Fund Audit
Committee since 2013, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to
1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experi-
ence, the Board believes that Mr. Niemiec has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Niemiec is an independent Board member as that term is defined under the applicable
U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Meeting of Shareholders

Meeting of Shareholders, April 7, 2015, and reconvened on May 18, 2015 and June 5, 2015 (unaudited)

A Special Joint Meeting of Shareholders of Franklin Value Investors Trust (the “Trust”), Franklin Alternative Strategies Funds, Franklin Managed Trust and Franklin Mutual Series Funds was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on April 7, 2015, and reconvened on May 18, 2015, and June 5, 2015. The purpose of the meeting with respect to the Funds was to elect Trustees of the Trust and to vote on the following Proposals: to approve the use of a “manager of managers” structure whereby a Fund’s investment manager would be able to hire and replace subadvisors without shareholder approval, and to approve an agreement and plan of reorganization that provides for the reorganization of the Trust from its current form of organization as a Massachusetts business trust to a newly formed Delaware statutory trust. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Edward I. Altman, Ann Torre Bates, Burton J. Greenwald, Keith Mitchell, David W. Niemiec, Charles Rubens II, Jan Hopkins Trachtman, Robert E. Wade and Gregory H. Williams. Gregory E. Johnson, Jennifer M. Johnson and William J. Lippman were elected by the shareholders to serve as Interested Trustees. Shareholders of each Fund also approved the use of a “manager of managers” structure and an agreement and plan of reorganization that provides for the reorganization of the Trust from its current form of organization as a Massachusetts business trust to a newly formed Delaware statutory trust. No other business was transacted at the meeting with respect to the Funds.

The results of the voting at the meeting are as follows:

Proposal 1. The Election of Trustees:

		% of			% of
		Outstanding	% of Shares		Outstanding	% of Shares
Name	For	Shares	Present	Withheld	Shares	Present
Edward I. Altman	68,047,235.878	56.598%	97.219%	1,946,561.682	1.619%	2.781%
Ann Torre Bates	68,023,324.205	56.578%	97.185%	1,970,473.355	1.639%	2.815%
Burton J. Greenwald	67,939,172.924	56.508%	97.065%	2,054,624.636	1.709%	2.935%
Keith Mitchell	68,111,291.108	56.651%	97.310%	1,882,506.452	1.566%	2.690%
David W. Niemiec	68,083,121.597	56.628%	97.270%	1,910,675.963	1.589%	2.730%
Charles Rubens II	67,914,293.793	56.487%	97.029%	2,079,503.767	1.730%	2.971%
Jan Hopkins Trachtman	68,026,346.174	56.581%	97.189%	1,967,451.386	1.636%	2.811%
Robert E. Wade	68,079,510.684	56.625%	97.265%	1,914,286.876	1.592%	2.735%
Gregory H. Williams	68,074,016.329	56.620%	97.257%	1,919,781.231	1.597%	2.743%
Gregory E. Johnson	68,046,472.582	56.597%	97.218%	1,947,324.978	1.620%	2.782%
Jennifer M. Johnson	68,084,028.824	56.629%	97.272%	1,909,768.736	1.588%	2.728%
William J. Lippman	68,031,751.520	56.585%	97.197%	1,962,046.040	1.632%	2.803%

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SHAREHOLDER INFORMATION

Proposal 3. To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisors without shareholder approval.

		% of
	Shares	Outstanding	% of Shares
Franklin All Cap Value Fund	Voted	Shares	Present
For	2,341,324.915	50.817%	70.134%
Against	164,514.875	3.571%	4.928%
Abstain	51,742.751	1.123%	1.550%
Broker Non-Votes	780,756.000	16.946%	23.388%

		% of
Franklin Balance Sheet	Shares	Outstanding	% of Shares
Investment Fund	Voted	Shares	Present
For	15,906,350.135	49.895%	75.061%
Against	1,280,570.128	4.017%	6.043%
Abstain	690,617.918	2.166%	3.259%
Broker Non-Votes	3,313,645.000	10.394%	15.637%

		% of
	Shares	Outstanding	% of Shares
Franklin Large Cap Value Fund	Voted	Shares	Present
For	6,011,402.586	49.585%	73.752%
Against	479,980.628	3.959%	5.889%
Abstain	218,228.918	1.800%	2.677%
Broker Non-Votes	1,441,216.000	11.888%	17.682%

		% of
	Shares	Outstanding	% of Shares
Franklin MicroCap Value Fund	Voted	Shares	Present
For	6,315,701.002	51.588%	75.163%
Against	342,497.660	2.798%	4.076%
Abstain	182,275.363	1.489%	2.169%
Broker Non-Votes	1,562,206.000	12.760%	18.592%

		% of
	Shares	Outstanding	% of Shares
Franklin MidCap Value Fund	Voted	Shares	Present
For	5,108,149.948	50.107%	72.142%
Against	384,605.359	3.773%	5.432%
Abstain	173,108.143	1.698%	2.445%
Broker Non-Votes	1,414,825.000	13.879%	19.981%

		% of
	Shares	Outstanding	% of Shares
Franklin Small Cap Value Fund	Voted	Shares	Present
For	24,625,751.919	50.070%	72.080%
Against	1,466,388.537	2.982%	4.292%
Abstain	788,701.447	1.604%	2.309%
Broker Non-Votes	7,283,522.000	14.810%	21.319%

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Proposal 4. To approve an agreement and plan of reorganization that provides for the reorganization of the Trust from its current form of organization as a Massachusetts business trust to a newly formed Delaware statutory trust.

		% of
	Shares	Outstanding	% of Shares
Franklin All Cap Value Fund	Voted	Shares	Present
For	2,404,064.142	52.179%	72.013%
Against	63,881.044	1.387%	1.914%
Abstain	89,631.355	1.945%	2.685%
Broker Non-Votes	780,762.000	16.946%	23.388%

		% of
Franklin Balance Sheet	Shares	Outstanding	% of Shares
Investment Fund	Voted	Shares	Present
For	16,212,155.515	50.854%	76.504%
Against	761,584.713	2.389%	3.594%
Abstain	903,797.953	2.835%	4.265%
Broker Non-Votes	3,313,645.000	10.394%	15.637%

		% of
	Shares	Outstanding	% of Shares
Franklin Large Cap Value Fund	Voted	Shares	Present
For	6,133,045.865	50.588%	75.244%
Against	243,719.993	2.011%	2.990%
Abstain	332,840.274	2.745%	4.084%
Broker Non-Votes	1,441,222.000	11.888%	17.682%

		% of
	Shares	Outstanding	% of Shares
Franklin MicroCap Value Fund	Voted	Shares	Present
For	6,354,526.593	51.905%	75.625%
Against	199,792.657	1.633%	2.378%
Abstain	286,140.775	2.337%	3.405%
Broker Non-Votes	1,562,220.000	12.760%	18.592%

		% of
	Shares	Outstanding	% of Shares
Franklin MidCap Value Fund	Voted	Shares	Present
For	5,219,571.635	51.200%	73.715%
Against	165,935.945	1.628%	2.344%
Abstain	280,349.870	2.750%	3.959%
Broker Non-Votes	1,414,831.000	13.879%	19.982%

		% of
	Shares	Outstanding	% of Shares
Franklin Small Cap Value Fund	Voted	Shares	Present
For	24,985,888.282	50.803%	73.134%
Against	793,650.382	1.614%	2.323%
Abstain	1,101,303.239	2.239%	3.224%
Broker Non-Votes	7,283,522.000	14.810%	21.319%

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Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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FVIT P2 11/15

     SUPPLEMENT DATED NOVEMBER 2, 2015 TO THE PROSPECTUS DATED MARCH 1, 2015 OF

Franklin Value Investors Trust

(Franklin All Cap Value Fund, Franklin Balance Sheet Investment Fund, Franklin Large Cap Value Fund, Franklin MicroCap Value Fund, Franklin MidCap Value Fund, Franklin Small Cap Value Fund)

The Board of Trustees recently approved a proposal to reorganize Franklin All Cap Value Fund (All Cap Value Fund), with and into Franklin Small Cap Value Fund (Small Cap Value Fund), each a series of Franklin Value Investors Trust.

It is anticipated that in January 2016 shareholders of the All Cap Value Fund will receive a Proxy and Prospectus/Proxy Statement requesting their votes on the reorganization. If approved by All Cap Value Fund shareholders, the transaction is currently expected to be completed on or about April 1, 2016.

Effective at the close of market (1:00 p.m. Pacific time or close of the New York Stock Exchange, whichever is earlier) on December 10, 2015, the Fund will be closed to all new investors except as noted below. Existing investors who had an open and funded account on December 10, 2015 can continue to invest in the Fund through exchanges and additional purchases after such date. The following categories of investors may continue to open new accounts in the Fund after the close of market on December 10, 2015, (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on December 10, 2015, and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Fund was available to participants prior to the close of market on December 10, 2015. The All Cap Value Fund will not accept any additional purchases after the close of market on March 24, 2016. All Cap Value Fund reserves the right to change this policy at any time.

Please keep this supplement with your prospectus for future reference.

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Annual Report and Shareholder Letter
Franklin Value Investors Trust
Investment Managers
Franklin Advisory Services, LLC
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	FVIT A 12/15

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $180,698 for the fiscal year ended October 31, 2015 and $181,547 for the fiscal year ended October 31, 2014.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph

(a) of Item 4 were $2,952 for the fiscal year ended October 31, 2015 and $2,894 for the fiscal year ended October 31, 2014. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended October 31, 2015 and $1,528  for the fiscal year ended October 31, 2014.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $9,000 for the fiscal year ended October 31, 2015 and $158,208 for the fiscal year ended October 31, 2014.  The services for which these fees were paid include preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $11,952 for the fiscal year ended October 31, 2015 and $162,630 for the fiscal year ended October 31, 2014.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants. N/A

Item 6.  Schedule of Investments. N/A

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN VALUE INVESTORS TRUST

By /s/Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date  December 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date  December 28, 2015

By /s/Robert G. Kubilis

Robert G. Kubilis

Chief Financial Officer and

Chief Accounting Officer

Date  December 28, 2015